UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-05446

Intermediate Bond Fund of America

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: August 31

Date of reporting period: August 31, 2015

Steven I. Koszalka

Intermediate Bond Fund of America

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Maintain
perspective

Intermediate Bond Fund of America® Annual report for the year ended August 31, 2015

Intermediate Bond Fund of America seeks to provide current income consistent with the maturity and quality standards described in the prospectus, and preservation of capital.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 2.50%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2015 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 2.50% maximum sales charge	–0.57%	1.01%	2.50%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.61% for Class A shares as of the prospectus dated November 1, 2015 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of September 30, 2015, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 1.43%. The fund’s 12-month distribution rate for Class A shares as of that date was 1.22%. Both reflect the 2.50% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Contents
1	Letter to investors
4	The value of a long-term perspective
5	Summary investment portfolio
10	Financial statements
31	Board of trustees and other officers

Fellow investors:

U.S. interest rates drifted lower and credit spreads widened during Intermediate Bond Fund of America’s fiscal year, providing a generally favorable environment for high-grade fixed-income investments. For the 12-month period ended August 31, 2015, the fund returned 1.02%.

By comparison, the Barclays U.S. Government/Credit 1–7 Years ex BBB Index, a broad measure of the market in which the fund invests, returned 1.63%. Meanwhile, the Lipper Short-Intermediate Investment Grade Debt Funds Average posted a return of 0.34%. This peer group measure includes some funds that, unlike this fund, hold below investment-grade bonds (rated BB/Ba and below) such as high-yield corporate debt. Results for other time periods are shown in the table below.

Investors who reinvested monthly dividends totaling about 17 cents a share earned an income return of 1.25% over the past 12 months. For those who took their dividends in cash, the figure was 1.24%. The fund’s share price declined from $13.56 to $13.53.

Results at a glance

For periods ended August 31, 2015, with all distributions reinvested

	Cumulative
	total returns		Average annual total returns
	6 months	1 year	3 years	5 years	10 years	Lifetime[1]

Intermediate Bond Fund of America (Class A shares)	0.26%	1.02%	0.67%	1.45%	2.65%	4.93%
Barclays U.S. Government/Credit 1–7 Years ex BBB Index[2]	0.53	1.63	1.05	1.78	3.54	5.62
Lipper Short-Intermediate Investment Grade Debt Funds Average[3]	–0.11	0.34	1.03	2.14	3.41	5.38

[1]	Since February 19, 1988.
[2]	The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[3]	Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category.

Intermediate Bond Fund of America	1

U.S. interest rates: Much ado about nothing

An improving U.S. economy fueled expectations that interest rates would move higher over the past 12 months. However, yields on 5-year and 10-year U.S. Treasury bonds essentially went nowhere. Turmoil in China, Greece and the Middle East helped to keep a lid on rates as investors flocked to the relative safety of Treasuries.

Bond market overview

U.S. bond yields were pulled in opposite directions by global financial trends. An improving U.S. economy and expectations of tighter U.S. monetary policy exerted upward pressure on yields. On the other hand, financial turmoil and geopolitical conflicts around the world — from Greece to China to the Middle East — helped to suppress bond yields as investors flocked to the relative safety of U.S. Treasuries. Historic low yields on European bonds also effectively kept a lid on rates. During the fund’s fiscal year, the yield on the benchmark 10-year Treasury note declined 14 basis points to end the period at 2.21%.

Downward pressure on bond yields came despite significant monetary policy changes at the U.S. Federal Reserve. In October 2014, the Fed ended an unprecedented bond-buying program designed to boost lending and jumpstart the U.S. economy. Widespread fears of higher rates did not materialize, however, as bond markets rallied and the Fed continued to hold official short-term rates near 0%. Fed officials have indicated that they are waiting for further improvement in the U.S. economy before raising rates for the first time in nearly a decade.

The U.S. economy accelerated toward the end of the fund’s fiscal year. Gross Domestic Product (GDP) climbed at an annualized rate of 3.7% in the second quarter of 2015, up from 0.6% in the first. Better job numbers, rising auto sales and higher home prices helped to support the U.S. economy, while stagnant wage growth and lackluster business spending remained concerns. In contrast, slowing economic growth and deflationary trends weighed on investor sentiment in a number of European and Asian countries. The U.S. dollar appreciated sharply against the euro, yen and most other currencies around the world.

Inside the portfolio

The fund’s overall positioning is little changed from a year ago. Our portfolio managers continue to favor conservative and highly liquid investments — particularly U.S. Treasury and agency securities, which make up about 54% of the portfolio. Compared to the index, the fund has significant overweight exposure to Treasury Inflation Protected Securities (TIPS). We view TIPS as a hedge against higher inflation in the years ahead. The fund’s TIPS investments weighed on relative returns as sharp declines in oil prices resulted in lower inflation expectations. However, we think TIPS are trading at attractive valuations, and we believe they will continue to provide an effective insurance policy against the threat of inflation.

Corporate bond investments were reduced during the fund’s fiscal year, largely because of concerns about relatively high valuations and rising

2	Intermediate Bond Fund of America

Seven years of zero-bound interest rates have left income-oriented investors understandably frustrated. If indeed that period is coming to an end, it is welcome news for both the bond market and savers of all kinds.

debt levels among U.S. companies. With interest rates near historic lows, corporations borrowed at record levels over the past 12 months. Our portfolio managers are concerned about the re-leveraging of corporate America, especially as companies use the proceeds of bond offerings to fund share buybacks and questionable acquisitions. As a result, we have decreased the fund’s corporate exposure from approximately 24% of the portfolio a year ago to 19% at the end of August.

Investments in mortgage-backed securities (MBS) also were lower for much of the fiscal year. However, managers began adding to MBS holdings in the final three months of the period amid more attractive valuations and the expectation that interest rates would rise at a slow pace. Such an environment can be favorable for mortgage investors as prepayment rates tend to decline. The fund’s exposure to asset-backed securities (ABS) — high-quality bonds backed by auto loans and credit card payments — climbed from 3% of the portfolio to 7%. The ABS sector remains attractive due to well-designed bond structures and a significant liquidity premium compared to other areas of the fixed-income market.

Looking ahead

The U.S. economy remains one of the few bright spots in the world, growing at a moderate pace with considerable strength in the labor and housing markets. With unemployment declining from 10% during the financial crisis to just above 5% in August, there is some pressure to raise short-term interest rates at least once this year. However, in an environment of ongoing global economic uncertainty and lower-than-expected inflation, the Fed is finding it more difficult to shift monetary policy away from the extraordinary accommodation of the past seven years.

Given our expectations of a “lower for longer” interest rate scenario, the fund’s duration remains slightly longer than that of the index. It matters little when the Fed launches its first rate hike. The important factor will be how rapidly rates climb from there. We see very little reason for rates to rise as fast as they have during previous cycles. In fact, we suspect it will take years for U.S. interest rates to return to long-term historic averages. That said, even slowly rising interest rates will put pressure on bond prices. The value of existing bonds will decline as new bonds are sold at higher yields. It is important to remember, however, that this process is beneficial over the long term because it allows reinvestment to occur at higher rates. This can help investors achieve goals, such as saving for college or retirement. Seven years of zero-bound interest rates have left income-oriented investors understandably frustrated. If indeed that period is coming to an end, it is welcome news for both the bond market and savers of all kinds.

We appreciate your support and look forward to reporting to you again in six months.

Sincerely,

Mark A. Brett
President

October 12, 2015

For current information about the fund, visit americanfunds.com.

Intermediate Bond Fund of America	3

The value of a long-term perspective

How a $10,000 investment has grown (for the period February 19, 1988, to August 31, 2015, with dividends reinvested)

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 2.50% on the $10,000 investment.1 Thus, the net amount invested was $9,750.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $500,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 4.75% prior to January 10, 2000, and 3.75% from that date until October 31, 2006.
[3]	The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[4]	Results of the Lipper Short-Intermediate Investment Grade Debt Funds Average do not reflect any sales charges.
[5]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[6]	For the period February 19, 1988, commencement of operations, through August 31, 1988.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended August 31, 2015)*

	1 year	5 years	10 years

Class A shares	–1.52%	0.93%	2.39%

* Assumes reinvestment of all distributions and payment of the maximum 2.50% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

4	Intermediate Bond Fund of America

Summary investment portfolio August 31, 2015

Investment mix by security type	Percent of net assets

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	54.80%
AAA/Aaa	20.38
AA/Aa	4.49
A/A	12.38
BBB/Bbb	5.99
Unrated	.05
Other	.02
Short-term securities & other assets less liabilities	1.89

*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. Securities in the “unrated” category (above) have not been rated by a rating agency; however, the investment adviser performs its own credit analysis and assigns comparable ratings that are used for compliance with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the United States government.

Bonds, notes & other debt instruments 98.08%	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 53.52%
U.S. Treasury 42.65%
U.S. Treasury 0.25% 2015	$100,000	$100,035
U.S. Treasury 0.625% 2016	150,000	150,222
U.S. Treasury 0.625% 2016	95,000	95,090
U.S. Treasury 0.875% 2016[1]	54,750	55,002
U.S. Treasury 5.125% 2016	96,500	99,745
U.S. Treasury 7.50% 2016	40,000	43,332
U.S. Treasury 0.875% 2017	130,000	130,445
U.S. Treasury 0.875% 2017	90,000	90,301
U.S. Treasury 0.875% 2017	40,600	40,717
U.S. Treasury 1.00% 2017	197,950	199,084
U.S. Treasury 4.625% 2017	115,000	121,675
U.S. Treasury 3.50% 2018	50,000	53,117
U.S. Treasury 1.50% 2019	717,500	719,545
U.S. Treasury 1.50% 2019	159,000	159,496
U.S. Treasury 1.50% 2019	77,900	78,417
U.S. Treasury 1.625% 2019	535,300	540,739
U.S. Treasury 1.625% 2019	223,210	224,848
U.S. Treasury 1.625% 2019	140,000	141,372
U.S. Treasury 1.75% 2019	44,000	44,610
U.S. Treasury 3.625% 2019	129,500	140,751
U.S. Treasury 1.25% 2020	247,000	244,782
U.S. Treasury 1.375% 2020	203,750	202,605
U.S. Treasury 1.375% 2020	122,616	121,658
U.S. Treasury 1.50% 2020	150,950	150,920
U.S. Treasury 1.625% 2020	222,250	223,119
U.S. Treasury 1.625% 2020	110,650	111,147

Intermediate Bond Fund of America	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 2.00% 2025	$110,000	$107,912
U.S. Treasury 2.125% 2025	53,500	53,030
U.S. Treasury 0.25%–8.75% 2016–2045	199,690	223,358
		4,667,074

U.S. Treasury inflation-protected securities 10.87%
U.S. Treasury Inflation-Protected Security 0.125% 2020[2]	292,430	291,319
U.S. Treasury Inflation-Protected Security 0.125% 2024[2]	343,830	330,408
U.S. Treasury Inflation-Protected Security 0.625% 2024[2]	144,063	144,440
U.S. Treasury Inflation-Protected Security 0.25% 2025[2]	75,859	73,197
U.S. Treasury Inflation-Protected Security 2.375% 2025[2]	125,953	146,103
U.S. Treasury Inflation-Protected Security 0.625% 2043[2]	81,886	71,524
U.S. Treasury Inflation-Protected Security 1.375% 2044[2]	40,441	42,503
U.S. Treasury Inflation-Protected Securities 0.13%–2.00% 2016–2045[2]	92,579	89,730
		1,189,224

Total U.S. Treasury bonds & notes		5,856,298

Corporate bonds & notes 19.24%
Financials 6.83%
JPMorgan Chase & Co. 1.13%–3.90% 2016–2025	62,000	62,147
Other securities		684,839
		746,986

Other 12.41%
Other securities		1,357,968

Total corporate bonds & notes		2,104,954

Mortgage-backed obligations 15.01%
Federal agency mortgage-backed obligations 11.28%
Fannie Mae 0%–10.98% 2015–2047[3,5]	65,148	66,576
Government National Mortgage Assn. 4.00% 2044[5]	32,360	34,334
Government National Mortgage Assn. 3.50% 2045[5]	252,000	262,903
Government National Mortgage Assn. 3.50% 2045[5,6]	177,000	184,308
Government National Mortgage Assn. 4.00% 2045[5,6]	541,907	574,496
Government National Mortgage Assn. 0.99%–6.64% 2042–2064[3,5,6]	75,612	80,380
Other securities		31,534
		1,234,531

Other 3.73%
Other securities		408,365

Total mortgage-backed obligations		1,642,896

Asset-backed obligations 7.27%
Carlyle Global Market Strategies Commodities Fund, Series 2015-1A, Class A, 1.784% 2020[3,4,5,7]	55,000	55,004
Octagon Investment Partners XV Ltd., Series 2013-1A, Class A, CLO, 1.577% 2025[3,4,5]	50,000	49,613
Other securities		690,489
		795,106

Federal agency bonds & notes 1.27%
Fannie Mae 0.50%–3.51% 2015–2023[3,5]	66,145	67,095
Federal Home Loan Bank 1.75%–5.38% 2016–2018	26,420	26,876
Other securities		45,495
		139,466

Other bonds & notes 1.77%
Other securities		193,542

Total bonds, notes & other debt instruments (cost: $10,697,610,000)		10,732,262

6	Intermediate Bond Fund of America

Preferred securities 0.03%	Shares	Value (000)
U.S. government agency securities 0.03%
Other securities		$2,790

Total preferred securities (cost: $3,985,000)		2,790

Short-term securities 8.78%	Principal amount (000)
Apple Inc. 0.11% due 10/7/2015–10/26/2015[4]	$45,000	44,991
Caterpillar Financial Services Corp. 0.12% due 9/2/2015	50,000	50,000
Chariot Funding, LLC 0.30%–0.39% due 10/29/2015–12/8/2015[4]	88,300	88,223
ExxonMobil Corp. 0.11% due 9/22/2015	50,000	49,996
Fannie Mae 0.15%–0.24% due 11/3/2015–1/25/2016	131,800	131,758
Federal Home Loan Bank 0.08%–0.20% due 9/25/2015–12/4/2015	359,200	359,137
Microsoft Corp. 0.12% due 10/8/2015[4]	32,500	32,497
National Rural Utilities Cooperative Finance Corp. 0.11% due 9/17/2015	35,500	35,498
PepsiCo Inc. 0.11% due 9/23/2015[4]	50,000	49,997
U.S. Treasury Bills 0.14% due 12/17/2015	25,000	24,997
Other securities		94,186

Total short-term securities (cost: $961,163,000)		961,280
Total investment securities 106.89% (cost: $11,662,758,000)		11,696,332
Other assets less liabilities (6.89)%		(754,284)

Net assets 100.00%		$10,942,048

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. One of these securities (with a value of $12,968,000, a cost of $12,985,000, and which represented .12% of the net assets of the fund) was acquired on 4/7/2015 through a private placement transaction exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale.

Intermediate Bond Fund of America	7

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $3,581,542,000.

Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized (depreciation) appreciation at 8/31/2015 (000)
Pay	LCH.Clearnet	3-month USD-LIBOR	0.317%	9/17/2015	$920,000	$(9)
Pay	LCH.Clearnet	3-month USD-LIBOR	0.7865	10/6/2016	175,000	(394)
Pay	LCH.Clearnet	3-month USD-LIBOR	0.6425	10/30/2016	10,000	(5)
Pay	LCH.Clearnet	3-month USD-LIBOR	0.9195	2/11/2017	100,000	(314)
Pay	LCH.Clearnet	3-month USD-LIBOR	0.767	4/17/2017	100,000	(11)
Receive	LCH.Clearnet	3-month USD-LIBOR	0.8975	7/1/2017	45,000	52
Receive	LCH.Clearnet	3-month USD-LIBOR	0.8875	7/2/2017	237,000	232
Receive	LCH.Clearnet	3-month USD-LIBOR	0.827	7/10/2017	90,000	(21)
Receive	LCH.Clearnet	3-month USD-LIBOR	0.924	7/15/2017	400,000	584
Receive	LCH.Clearnet	3-month USD-LIBOR	0.874	9/2/2017	400,000	(148)
Receive	LCH.Clearnet	3-month USD-LIBOR	1.515	6/4/2019	150,000	744
Receive	LCH.Clearnet	3-month USD-LIBOR	1.732	6/27/2019	125,000	1,579
Receive	LCH.Clearnet	3-month USD-LIBOR	1.7075	7/1/2019	60,000	699
Receive	LCH.Clearnet	3-month USD-LIBOR	1.814	7/29/2019	125,000	1,915
Receive	LCH.Clearnet	3-month USD-LIBOR	1.821	7/31/2019	112,000	1,752
Receive	LCH.Clearnet	3-month USD-LIBOR	1.799	8/8/2019	120,000	1,747
Receive	LCH.Clearnet	3-month USD-LIBOR	1.7725	8/11/2019	127,000	1,708
Receive	LCH.Clearnet	3-month USD-LIBOR	1.773	8/11/2019	123,000	1,657
Receive	LCH.Clearnet	3-month USD-LIBOR	1.742	8/12/2019	60,000	737
Receive	LCH.Clearnet	3-month USD-LIBOR	1.9225	9/25/2019	92,000	1,724
Receive	LCH.Clearnet	3-month USD-LIBOR	1.675	10/30/2019	25,000	210
Receive	LCH.Clearnet	3-month USD-LIBOR	1.785	11/14/2019	50,000	624
Receive	LCH.Clearnet	3-month USD-LIBOR	1.785	1/2/2020	96,000	1,113
Receive	LCH.Clearnet	3-month USD-LIBOR	1.5405	1/15/2020	50,000	48
Receive	LCH.Clearnet	3-month USD-LIBOR	1.477	1/30/2020	150,000	(315)
Receive	LCH.Clearnet	3-month USD-LIBOR	1.472	2/6/2020	20,000	(52)
Receive	LCH.Clearnet	3-month USD-LIBOR	1.6715	2/13/2020	100,000	588
Receive	LCH.Clearnet	3-month USD-LIBOR	1.663	2/17/2020	45,000	243
Receive	LCH.Clearnet	3-month USD-LIBOR	1.7615	2/19/2020	58,000	559
Receive	LCH.Clearnet	3-month USD-LIBOR	1.638	2/27/2020	30,000	123
Receive	LCH.Clearnet	3-month USD-LIBOR	1.6115	3/23/2020	150,000	362
Receive	LCH.Clearnet	3-month USD-LIBOR	1.4213	4/21/2020	150,000	(1,034)
Receive	LCH.Clearnet	3-month USD-LIBOR	1.654	6/1/2020	40,000	106
Receive	LCH.Clearnet	3-month USD-LIBOR	1.818	6/5/2020	100,000	1,013
Receive	LCH.Clearnet	3-month USD-LIBOR	1.8315	6/10/2020	120,000	1,278
Receive	LCH.Clearnet	3-month USD-LIBOR	1.86	6/19/2020	150,000	1,773
Receive	LCH.Clearnet	3-month USD-LIBOR	1.872	6/30/2020	32,200	396
Receive	LCH.Clearnet	3-month USD-LIBOR	1.76327	7/1/2020	92,000	649
Receive	LCH.Clearnet	3-month USD-LIBOR	1.7735	7/1/2020	29,800	224
Pay	LCH.Clearnet	3-month USD-LIBOR	1.785	3/27/2022	36,000	282
Receive	LCH.Clearnet	3-month USD-LIBOR	1.7585	3/27/2022	36,000	(342)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.6045	7/29/2024	75,000	(2,655)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.683	8/4/2024	26,000	(1,085)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.7445	8/4/2024	50,000	(2,342)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.421	10/30/2024	34,000	(645)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.491	11/14/2024	30,000	(734)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.0255	2/10/2025	75,000	1,307
Pay	LCH.Clearnet	3-month USD-LIBOR	2.043	2/10/2025	28,000	445
Pay	LCH.Clearnet	3-month USD-LIBOR	2.146	2/17/2025	35,000	248
Pay	LCH.Clearnet	3-month USD-LIBOR	2.1955	3/4/2025	75,000	218
Pay	LCH.Clearnet	3-month USD-LIBOR	2.268	5/26/2025	7,000	(13)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.4575	7/2/2025	22,000	(404)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.3495	7/31/2025	50,000	(415)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.20311	9/2/2025	75,000	449
Pay	LCH.Clearnet	3-month USD-LIBOR	3.34	6/27/2044	70,000	(9,096)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.206	7/31/2044	28,000	(2,867)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.238	8/8/2044	30,000	(3,261)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.035	10/30/2044	1,000	(67)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.7045	1/2/2045	41,000	150

8	Intermediate Bond Fund of America

Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized (depreciation) appreciation at 8/31/2015 (000)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.454%	1/15/2045	$24,000	$1,362
Pay	LCH.Clearnet	3-month USD-LIBOR	2.362	3/23/2045	22,750	1,744
Pay	LCH.Clearnet	3-month USD-LIBOR	2.94625	7/1/2045	11,500	(546)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.9025	7/2/2045	7,000	(267)
Receive	LCH.Clearnet	3-month USD-LIBOR	2.6915	8/6/2045	3,000	(21)
						$3,581

Credit default swaps

The fund has entered into a credit default swap as shown in the following table. The average month-end notional amount of credit default swaps while held was $300,000,000.

Centrally cleared credit default swaps on credit indices — buy protection

Referenced index	Clearinghouse	Pay fixed rate	Expiration date	Notional (000)	Unrealized appreciation at 8/31/2015 (000)
CDX North American Investment Grade Index Series 24	International Exchange, Inc.	1.00%	6/20/2020	$300,000	$1,817

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	A portion of this security was pledged as collateral. The total value of pledged collateral was $50,210,000, which represented .46% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Coupon rate may change periodically.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,306,419,000, which represented 11.94% of the net assets of the fund.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Purchased on a TBA basis.
[7]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $88,215,000, which represented .81% of the net assets of the fund.

Key to abbreviation

TBA = To be announced

See Notes to Financial Statements

Intermediate Bond Fund of America	9

Financial statements

Statement of assets and liabilities
at August 31, 2015	(dollars in thousands)

Assets:
Investment securities, at value (cost: $11,662,758)		$11,696,332
Cash		534
Receivables for:
Sales of investments	$1,298,347
Sales of fund’s shares	16,094
Variation margin	4,115
Interest	39,634
Other	147	1,358,337
		13,055,203
Liabilities:
Payables for:
Purchases of investments	2,090,299
Repurchases of fund’s shares	12,816
Dividends on fund’s shares	421
Investment advisory services	1,927
Services provided by related parties	3,201
Trustees’ deferred compensation	273
Variation margin	4,028
Other	190	2,113,155
Net assets at August 31, 2015		$10,942,048

Net assets consist of:
Capital paid in on shares of beneficial interest		$10,894,783
Undistributed net investment income		3,244
Undistributed net realized gain		5,049
Net unrealized appreciation		38,972
Net assets at August 31, 2015		$10,942,048

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (808,827 total shares outstanding)

		Shares	Net asset value
	Net assets	outstanding	per share
Class A	$6,649,929	491,555	$13.53
Class B	10,236	757	13.53
Class C	116,191	8,589	13.53
Class F-1	224,643	16,605	13.53
Class F-2	293,977	21,730	13.53
Class 529-A	361,623	26,731	13.53
Class 529-B	1,079	80	13.53
Class 529-C	67,814	5,013	13.53
Class 529-E	17,648	1,305	13.53
Class 529-F-1	79,214	5,855	13.53
Class R-1	11,059	817	13.53
Class R-2	118,479	8,758	13.53
Class R-2E	10	1	13.52
Class R-3	148,716	10,993	13.53
Class R-4	106,569	7,877	13.53
Class R-5	30,441	2,250	13.53
Class R-6	2,704,420	199,911	13.53

See Notes to Financial Statements

10	Intermediate Bond Fund of America

Statement of operations
for the year ended August 31, 2015	(dollars in thousands)

Investment income:
Income:
Interest	$178,010
Dividends	58	$178,068
Fees and expenses*:
Investment advisory services	21,212
Distribution services	21,722
Transfer agent services	10,649
Administrative services	2,563
Reports to shareholders	506
Registration statement and prospectus	628
Trustees’ compensation	88
Auditing and legal	143
Custodian	30
Other	573	58,114
Net investment income		119,954

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments	60,089
Interest rate swaps	173
Credit default swaps	(390)	59,872
Net unrealized (depreciation) appreciation on:
Investments	(92,820)
Interest rate swaps	14,734
Credit default swaps	1,817	(76,269)
Net realized gain and unrealized depreciation		(16,397)

Net increase in net assets resulting from operations		$103,557

* Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets
(dollars in thousands)

	Year ended August 31
	2015	2014

Operations:
Net investment income	$119,954	$121,244
Net realized gain	59,872	65,220
Net unrealized (depreciation) appreciation	(76,269)	50,472
Net increase in net assets resulting from operations	103,557	236,936

Dividends paid or accrued to shareholders from net investment income	(132,949)	(121,445)

Net capital share transactions	1,016,611	533,172

Total increase in net assets	987,219	648,663

Net assets:
Beginning of year	9,954,829	9,306,166
End of year (including undistributed net investment income: $3,244 and $986, respectively)	$10,942,048	$9,954,829

See Notes to Financial Statements

Intermediate Bond Fund of America	11

Notes to financial statements

1. Organization

Intermediate Bond Fund of America (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide current income consistent with the maturity and quality standards described in the prospectus, and preservation of capital.

The fund has 17 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and seven retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Contingent deferred sales charge upon
Share class	Initial sales charge	redemption	Conversion feature
Classes A and 529-A	Up to 2.50%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C*	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C*	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6	None	None	None

* Class B, 529-B, C and 529-C shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”).These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

12	Intermediate Bond Fund of America

Dividends and distributions to shareholders — Dividends to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Distributions to shareholders are recorded on the ex-dividend date.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs maybe used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type. Some securities may be valued based on their effective maturity or average life, which may be shorter than the stated maturity.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Interest rate swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency. Credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related

Intermediate Bond Fund of America	13

corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At August 31, 2015, all of the fund’s investments were classified as Level 2.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt

14	Intermediate Bond Fund of America

securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Thinly traded securities — There may be little trading in the secondary market for particular bonds, other debt securities or derivatives, which may make them more difficult to value, acquire or sell.

Investing in future delivery contracts — The fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the fund.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce the fund’s distributable income during periods of extreme deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to the fund.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult for the fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Intermediate Bond Fund of America	15

5. Certain investment techniques

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the fund’s portfolio turnover rate.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a “variation margin” based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations.

Credit default swap indices — The fund has entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The fund’s investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks. When the fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract. Securities deposited as initial margin are designated on the investment portfolio.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a “variation margin” based on the increase or decrease in the value of the centrally cleared swaps, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in the fund’s statement of operations.

16	Intermediate Bond Fund of America

The following tables present the financial statement impacts resulting from the fund’s use of interest rate swaps and credit default swaps as of, or for the year ended, August 31, 2015 (dollars in thousands):

		Assets		Liabilities
		Location on statement of		Location on statement of
Contract	Risk type	assets and liabilities	Value	assets and liabilities	Value
Interest rate swaps	Interest	Net unrealized appreciation*	$30,644	Net unrealized depreciation*	$27,063
Credit default swaps	Credit	Net unrealized appreciation*	1,817	Net unrealized depreciation*	—
			$32,461		$27,063

		Net realized gain (loss)		Net unrealized appreciation
Contract	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Interest rate swaps	Interest	Net realized gain on interest rate swaps	$173	Net unrealized appreciation on interest rate swaps	$14,734
Credit default swaps	Credit	Net realized loss on credit default swaps	(390)	Net unrealized appreciation on credit default swaps	1,817
			$(217)		$16,551

*	Includes cumulative appreciation (depreciation) on interest rate swaps and credit default swaps as reported in the applicable tables following the fund’s investment portfolio. Only the current day’s variation margin is reported within the statement of assets and liabilities.

Collateral — The fund participates in a collateral program due to its use of interest rate swaps and credit default swaps. For interest rate swaps and credit default swaps, the program calls for the fund to pledge collateral for initial and variation margin by contract. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended August 31, 2015, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2011 and by state tax authorities for tax years before 2010.

Distributions —Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; amortization of premiums and discounts; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended August 31, 2015, the fund reclassified $4,000 from undistributed net investment income to capital paid in on shares of beneficial interest, $15,257,000 from undistributed net realized gain to undistributed net investment income and $631,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting. The fund also utilized capital loss carryforward of $34,611,000.

Intermediate Bond Fund of America	17

As of August 31, 2015, the tax-basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$4,365
Undistributed long-term capital gains	12,782
Gross unrealized appreciation on investment securities	73,926
Gross unrealized depreciation on investment securities	(48,511)
Net unrealized appreciation on investment securities	25,415
Cost of investment securities	11,670,917

Tax-basis distributions paid or accrued to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended August 31
Share class	2015		2014
Class A	$80,006		$80,646
Class B	68		140
Class C	578		850
Class F-1	2,821		6,677
Class F-2	4,101		4,016
Class 529-A	4,230		4,457
Class 529-B	6		13
Class 529-C	280		343
Class 529-E	169		174
Class 529-F-1	1,061		1,056
Class R-1	52		57
Class R-2	553		666
Class R-2E*	—	†	—
Class R-3	1,380		1,459
Class R-4	1,329		1,485
Class R-5	425		566
Class R-6	35,890		18,840
Total	$132,949		$121,445

*	Class R-2E shares were offered beginning August 29, 2014.
†	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.300% on the first $60 million of daily net assets and decreasing to 0.140% on such assets in excess of $10 billion. The agreement also provides for monthly fees, accrued daily, based on a series of decreasing rates beginning with 3.00% on the first $3,333,333 of the fund’s monthly gross income and decreasing to 2.00% on such income in excess of $8,333,333. For the year ended August 31, 2015, the investment advisory services fee was $21,212,000, which was equivalent to an annualized rate of 0.206% of average daily net assets.

Class-specific fees and expenses —Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service

18	Intermediate Bond Fund of America

fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of August 31, 2015, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia 529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia 529 is not considered a related party to the fund.

For the year ended August 31, 2015, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution	Transfer agent		Administrative		529 plan
Share class	services	services		services		services
Class A	$16,028	$8,356		$644		Not applicable
Class B	140	18		Not applicable		Not applicable
Class C	1,281	166		64		Not applicable
Class F-1	589	336		118		Not applicable
Class F-2	Not applicable	326		139		Not applicable
Class 529-A	844	404		184		$326
Class 529-B	15	2		1		1
Class 529-C	711	84		36		64
Class 529-E	89	10		9		16
Class 529-F-1	—	84		38		68
Class R-1	108	13		5		Not applicable
Class R-2	907	486		62		Not applicable
Class R-2E	—	—	*	—	*	Not applicable
Class R-3	744	245		75		Not applicable
Class R-4	266	103		54		Not applicable
Class R-5	Not applicable	14		14		Not applicable
Class R-6	Not applicable	2		1,120		Not applicable
Total class-specific expenses	$21,722	$10,649		$2,563		$475

*	Amount less than one thousand.

Intermediate Bond Fund of America	19

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $88,000 in the fund’s statement of operations includes $71,000 in current fees (either paid in cash or deferred) and a net increase of $17,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

			Reinvestments of				Net increase
	Sales*		dividends		Repurchases*		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended August 31, 2015

Class A	$1,568,211	115,628	$77,819	5,734	$(1,274,965)	(94,020)	$371,065	27,342
Class B	1,733	128	67	5	(9,987)	(737)	(8,187)	(604)
Class C	29,380	2,166	564	42	(58,984)	(4,352)	(29,040)	(2,144)
Class F-1	66,049	4,871	2,748	203	(159,930)	(11,820)	(91,133)	(6,746)
Class F-2	129,365	9,555	3,563	262	(379,053)	(28,050)	(246,125)	(18,233)
Class 529-A	73,569	5,425	4,212	310	(82,160)	(6,061)	(4,379)	(326)
Class 529-B	359	26	5	1	(1,354)	(100)	(990)	(73)
Class 529-C	13,725	1,012	278	21	(21,647)	(1,597)	(7,644)	(564)
Class 529-E	4,495	332	168	12	(4,560)	(336)	103	8
Class 529-F-1	22,790	1,682	1,057	78	(18,563)	(1,369)	5,284	391
Class R-1	2,961	219	52	4	(2,904)	(215)	109	8
Class R-2	29,221	2,155	549	40	(39,027)	(2,879)	(9,257)	(684)
Class R-2E	—	—	—	—	—	—	—	—
Class R-3	42,436	3,129	1,366	101	(47,885)	(3,531)	(4,083)	(301)
Class R-4	30,452	2,247	1,322	97	(36,734)	(2,709)	(4,960)	(365)
Class R-5	14,117	1,041	422	31	(8,233)	(606)	6,306	466
Class R-6	1,107,234	81,673	35,885	2,643	(103,577)	(7,636)	1,039,542	76,680
Total net increase (decrease)	$3,136,097	231,289	$130,077	9,584	$(2,249,563)	(166,018)	$1,016,611	74,855

Year ended August 31, 2014

Class A	$1,346,038	99,652	$78,485	5,807	$(1,621,427)	(120,116)	$(196,904)	(14,657)
Class B	3,858	286	138	10	(20,813)	(1,543)	(16,817)	(1,247)
Class C	32,334	2,396	824	61	(92,732)	(6,873)	(59,574)	(4,416)
Class F-1	196,510	14,561	6,633	491	(468,693)	(34,582)	(265,550)	(19,530)
Class F-2	436,237	32,161	3,389	251	(71,914)	(5,323)	367,712	27,089
Class 529-A	72,361	5,358	4,456	330	(99,029)	(7,336)	(22,212)	(1,648)
Class 529-B	551	41	13	1	(2,865)	(212)	(2,301)	(170)
Class 529-C	15,388	1,139	341	25	(27,668)	(2,050)	(11,939)	(886)
Class 529-E	3,581	265	173	13	(5,315)	(394)	(1,561)	(116)
Class 529-F-1	15,670	1,160	1,054	78	(19,426)	(1,440)	(2,702)	(202)
Class R-1	2,738	203	57	4	(4,187)	(310)	(1,392)	(103)
Class R-2	31,645	2,344	663	49	(48,124)	(3,564)	(15,816)	(1,171)
Class R-2E†	10	1	—	—	—	—	10	1
Class R-3	45,135	3,343	1,448	107	(56,185)	(4,163)	(9,602)	(713)
Class R-4	39,740	2,944	1,487	110	(46,685)	(3,455)	(5,458)	(401)
Class R-5	13,948	1,033	565	41	(32,676)	(2,419)	(18,163)	(1,345)
Class R-6	855,392	63,311	18,925	1,399	(78,876)	(5,842)	795,441	58,868
Total net increase (decrease)	$3,111,136	230,198	$118,651	8,777	$(2,696,615)	(199,622)	$533,172	39,353

*	Includes exchanges between share classes of the fund.
†	Class R-2E shares were offered beginning August 29, 2014.

20	Intermediate Bond Fund of America

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $13,344,224,000 and $12,749,440,000, respectively, during the year ended August 31, 2015.

Intermediate Bond Fund of America	21

Financial highlights

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements	Ratio of expenses to average net assets after reimbursements[3]	Ratio of net income to average net assets[3]
Class A:
Year ended 8/31/2015	$13.56	$.15	$(.01)	$.14	$(.17)	$13.53	1.02%	$6,650	.61%	.61%	1.12%
Year ended 8/31/2014	13.40	.17	.16	.33	(.17)	13.56	2.50	6,296	.61	.61	1.29
Year ended 8/31/2013	13.79	.17	(.37)	(.20)	(.19)	13.40	(1.46)	6,416	.60	.60	1.26
Year ended 8/31/2012	13.66	.24	.15	.39	(.26)	13.79	2.86	6,884	.61	.61	1.76
Year ended 8/31/2011	13.65	.30	.02	.32	(.31)	13.66	2.36	6,436	.60	.60	2.18
Class B:
Year ended 8/31/2015	13.56	.05	(.01)	.04	(.07)	13.53	.29	10	1.34	1.34	.36
Year ended 8/31/2014	13.40	.07	.16	.23	(.07)	13.56	1.75	18	1.35	1.35	.55
Year ended 8/31/2013	13.79	.07	(.37)	(.30)	(.09)	13.40	(2.20)	35	1.35	1.35	.52
Year ended 8/31/2012	13.66	.13	.15	.28	(.15)	13.79	2.10	62	1.35	1.35	1.04
Year ended 8/31/2011	13.65	.19	.02	.21	(.20)	13.66	1.60	96	1.36	1.36	1.44
Class C:
Year ended 8/31/2015	13.56	.04	(.01)	.03	(.06)	13.53	.24	116	1.39	1.39	.32
Year ended 8/31/2014	13.40	.07	.16	.23	(.07)	13.56	1.70	146	1.40	1.40	.50
Year ended 8/31/2013	13.79	.06	(.37)	(.31)	(.08)	13.40	(2.24)	203	1.40	1.40	.47
Year ended 8/31/2012	13.66	.13	.15	.28	(.15)	13.79	2.05	296	1.40	1.40	.98
Year ended 8/31/2011	13.65	.19	.02	.21	(.20)	13.66	1.55	335	1.41	1.41	1.39
Class F-1:
Year ended 8/31/2015	13.56	.14	(.01)	.13	(.16)	13.53	.97	225	.66	.66	1.07
Year ended 8/31/2014	13.40	.17	.16	.33	(.17)	13.56	2.46	317	.65	.65	1.25
Year ended 8/31/2013	13.79	.17	(.37)	(.20)	(.19)	13.40	(1.49)	574	.64	.64	1.23
Year ended 8/31/2012	13.66	.23	.15	.38	(.25)	13.79	2.80	585	.67	.67	1.70
Year ended 8/31/2011	13.65	.29	.02	.31	(.30)	13.66	2.31	550	.65	.65	2.13
Class F-2:
Year ended 8/31/2015	13.56	.18	(.01)	.17	(.20)	13.53	1.25	294	.39	.39	1.35
Year ended 8/31/2014	13.40	.21	.16	.37	(.21)	13.56	2.74	542	.37	.37	1.51
Year ended 8/31/2013	13.79	.20	(.37)	(.17)	(.22)	13.40	(1.24)	172	.39	.39	1.49
Year ended 8/31/2012	13.66	.27	.15	.42	(.29)	13.79	3.13	290	.35	.35	2.01
Year ended 8/31/2011	13.65	.33	.02	.35	(.34)	13.66	2.63	282	.34	.34	2.44
Class 529-A:
Year ended 8/31/2015	13.56	.14	(.01)	.13	(.16)	13.53	.93	362	.70	.70	1.03
Year ended 8/31/2014	13.40	.16	.16	.32	(.16)	13.56	2.41	367	.70	.70	1.19
Year ended 8/31/2013	13.79	.16	(.37)	(.21)	(.18)	13.40	(1.55)	385	.70	.70	1.16
Year ended 8/31/2012	13.66	.22	.15	.37	(.24)	13.79	2.76	398	.70	.70	1.66
Year ended 8/31/2011	13.65	.29	.02	.31	(.30)	13.66	2.29	331	.68	.68	2.11
Class 529-B:
Year ended 8/31/2015	13.56	.03	(.01)	.02	(.05)	13.53	.16	1	1.46	1.46	.23
Year ended 8/31/2014	13.40	.06	.16	.22	(.06)	13.56	1.62	2	1.48	1.48	.42
Year ended 8/31/2013	13.79	.05	(.37)	(.32)	(.07)	13.40	(2.32)	4	1.48	1.48	.39
Year ended 8/31/2012	13.66	.12	.15	.27	(.14)	13.79	1.96	9	1.48	1.48	.90
Year ended 8/31/2011	13.65	.18	.02	.20	(.19)	13.66	1.48	13	1.47	1.47	1.32

22	Intermediate Bond Fund of America

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements		Ratio of expenses to average net assets after reimbursements[3]		Ratio of net income to average net assets[3]
Class 529-C:
Year ended 8/31/2015	$13.56	$.03	$(.01)	$.02	$(.05)	$13.53	.17%	$68		1.46%		1.46%		.26%
Year ended 8/31/2014	13.40	.06	.16	.22	(.06)	13.56	1.62	76		1.47		1.47		.42
Year ended 8/31/2013	13.79	.05	(.37)	(.32)	(.07)	13.40	(2.31)	87		1.47		1.47		.40
Year ended 8/31/2012	13.66	.12	.15	.27	(.14)	13.79	1.97	104		1.47		1.47		.89
Year ended 8/31/2011	13.65	.18	.02	.20	(.19)	13.66	1.49	92		1.46		1.46		1.32
Class 529-E:
Year ended 8/31/2015	13.56	.11	(.01)	.10	(.13)	13.53	.72	18		.91		.91		.81
Year ended 8/31/2014	13.40	.13	.16	.29	(.13)	13.56	2.18	18		.92		.92		.97
Year ended 8/31/2013	13.79	.13	(.37)	(.24)	(.15)	13.40	(1.78)	19		.93		.93		.93
Year ended 8/31/2012	13.66	.19	.15	.34	(.21)	13.79	2.51	20		.94		.94		1.42
Year ended 8/31/2011	13.65	.25	.02	.27	(.26)	13.66	2.00	16		.96		.96		1.83
Class 529-F-1:
Year ended 8/31/2015	13.56	.17	(.01)	.16	(.19)	13.53	1.17	79		.47		.47		1.26
Year ended 8/31/2014	13.40	.19	.16	.35	(.19)	13.56	2.64	74		.48		.48		1.42
Year ended 8/31/2013	13.79	.19	(.37)	(.18)	(.21)	13.40	(1.33)	76		.47		.47		1.39
Year ended 8/31/2012	13.66	.25	.15	.40	(.27)	13.79	3.00	78		.47		.47		1.89
Year ended 8/31/2011	13.65	.32	.02	.34	(.33)	13.66	2.50	66		.46		.46		2.32
Class R-1:
Year ended 8/31/2015	13.56	.04	(.01)	.03	(.06)	13.53	.25	11		1.38		1.38		.35
Year ended 8/31/2014	13.40	.07	.16	.23	(.07)	13.56	1.70	11		1.39		1.39		.50
Year ended 8/31/2013	13.79	.06	(.37)	(.31)	(.08)	13.40	(2.23)	12		1.39		1.39		.48
Year ended 8/31/2012	13.66	.13	.15	.28	(.15)	13.79	2.05	17		1.39		1.39		.97
Year ended 8/31/2011	13.65	.19	.02	.21	(.20)	13.66	1.54	15		1.41		1.41		1.37
Class R-2:
Year ended 8/31/2015	13.56	.04	(.01)	.03	(.06)	13.53	.23	118		1.40		1.40		.32
Year ended 8/31/2014	13.40	.07	.16	.23	(.07)	13.56	1.69	128		1.40		1.40		.49
Year ended 8/31/2013	13.79	.07	(.37)	(.30)	(.09)	13.40	(2.20)	142		1.36		1.36		.51
Year ended 8/31/2012	13.66	.13	.15	.28	(.15)	13.79	2.06	164		1.39		1.39		.98
Year ended 8/31/2011	13.65	.19	.02	.21	(.20)	13.66	1.55	161		1.41		1.40		1.38
Class R-2E:
Year ended 8/31/2015	13.56	.16	(.01)	.15	(.19)	13.52	1.09 [4]	—	[5]	.55	[4]	.55	[4]	1.17	[4]
Period from 8/29/2014 to 8/31/2014[6,7]	13.56	—	—	—	—	13.56	—	—	[5]	—		—		—
Class R-3:
Year ended 8/31/2015	13.56	.11	(.01)	.10	(.13)	13.53	.70	149		.93		.93		.79
Year ended 8/31/2014	13.40	.13	.16	.29	(.13)	13.56	2.16	153		.95		.95		.94
Year ended 8/31/2013	13.79	.12	(.37)	(.25)	(.14)	13.40	(1.79)	161		.95		.95		.92
Year ended 8/31/2012	13.66	.19	.15	.34	(.21)	13.79	2.49	175		.96		.96		1.41
Year ended 8/31/2011	13.65	.25	.02	.27	(.26)	13.66	1.99	169		.97		.97		1.81

See page 24 for footnotes.

Intermediate Bond Fund of America	23

Financial highlights (continued)

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements	Ratio of expenses to average net assets after reimbursements[3]	Ratio of net income to average net assets[3]
Class R-4:
Year ended 8/31/2015	$13.56	$.15	$(.01)	$.14	$(.17)	$13.53	1.02%	$107	.61%	.61%	1.11%
Year ended 8/31/2014	13.40	.17	.16	.33	(.17)	13.56	2.48	112	.63	.63	1.27
Year ended 8/31/2013	13.79	.17	(.37)	(.20)	(.19)	13.40	(1.48)	116	.63	.63	1.24
Year ended 8/31/2012	13.66	.23	.15	.38	(.25)	13.79	2.83	135	.63	.63	1.74
Year ended 8/31/2011	13.65	.29	.02	.31	(.30)	13.66	2.32	120	.65	.65	2.14
Class R-5:
Year ended 8/31/2015	13.56	.19	(.01)	.18	(.21)	13.53	1.32	30	.32	.32	1.41
Year ended 8/31/2014	13.40	.21	.16	.37	(.21)	13.56	2.79	24	.33	.33	1.57
Year ended 8/31/2013	13.79	.21	(.37)	(.16)	(.23)	13.40	(1.18)	42	.33	.33	1.54
Year ended 8/31/2012	13.66	.27	.15	.42	(.29)	13.79	3.13	50	.34	.34	2.03
Year ended 8/31/2011	13.65	.33	.02	.35	(.34)	13.66	2.62	47	.35	.35	2.44
Class R-6:
Year ended 8/31/2015	13.56	.19	(.01)	.18	(.21)	13.53	1.36	2,704	.27	.27	1.47
Year ended 8/31/2014	13.40	.22	.16	.38	(.22)	13.56	2.84	1,671	.27	.27	1.61
Year ended 8/31/2013	13.79	.22	(.37)	(.15)	(.24)	13.40	(1.13)	862	.27	.27	1.58
Year ended 8/31/2012	13.66	.28	.15	.43	(.30)	13.79	3.19	447	.28	.28	2.08
Year ended 8/31/2011	13.65	.34	.02	.36	(.35)	13.66	2.68	339	.30	.30	2.49

	Year ended August 31
Portfolio turnover rate for all share classes	2015	2014	2013	2012	2011
Including mortgage dollar roll transactions	192%	165%	199%	146%	80%
Excluding mortgage dollar roll transactions	96%	Not available

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the periods shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[4]	This class consisted solely of seed capital invested by CRMC; therefore, certain fees were not accrued.
[5]	Amount less than $1 million.
[6]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[7]	Class R-2E shares were offered beginning August 29, 2014.

See Notes to Financial Statements

24	Intermediate Bond Fund of America

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Intermediate Bond Fund of America:

We have audited the accompanying statement of assets and liabilities of Intermediate Bond Fund of America (the “Fund”), including the summary investment portfolio, as of August 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Intermediate Bond Fund of America as of August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California

October 12, 2015

Intermediate Bond Fund of America	25

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (March 1, 2015, through August 31, 2015).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the able on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26	Intermediate Bond Fund of America

	Beginning	Ending
	account value	account value	Expenses paid	Annualized
	3/1/2015	8/31/2015	during period*	expense ratio

Class A - actual return	$1,000.00	$1,002.59	$3.03	.60%
Class A - assumed 5% return	1,000.00	1,022.18	3.06	.60
Class B - actual return	1,000.00	998.91	6.65	1.32
Class B - assumed 5% return	1,000.00	1,018.55	6.72	1.32
Class C - actual return	1,000.00	998.66	6.95	1.38
Class C - assumed 5% return	1,000.00	1,018.25	7.02	1.38
Class F-1 - actual return	1,000.00	1,002.32	3.28	.65
Class F-1 - assumed 5% return	1,000.00	1,021.93	3.31	.65
Class F-2 - actual return	1,000.00	1,003.72	1.87	.37
Class F-2 - assumed 5% return	1,000.00	1,023.34	1.89	.37
Class 529-A - actual return	1,000.00	1,002.11	3.48	.69
Class 529-A - assumed 5% return	1,000.00	1,021.73	3.52	.69
Class 529-B - actual return	1,000.00	998.26	7.30	1.45
Class 529-B - assumed 5% return	1,000.00	1,017.90	7.37	1.45
Class 529-C - actual return	1,000.00	998.28	7.30	1.45
Class 529-C - assumed 5% return	1,000.00	1,017.90	7.37	1.45
Class 529-E - actual return	1,000.00	1,001.03	4.59	.91
Class 529-E - assumed 5% return	1,000.00	1,020.62	4.63	.91
Class 529-F-1 - actual return	1,000.00	1,003.26	2.32	.46
Class 529-F-1 - assumed 5% return	1,000.00	1,022.89	2.35	.46
Class R-1 - actual return	1,000.00	998.65	6.90	1.37
Class R-1 - assumed 5% return	1,000.00	1,018.30	6.97	1.37
Class R-2 - actual return	1,000.00	998.68	6.95	1.38
Class R-2 - assumed 5% return	1,000.00	1,018.25	7.02	1.38
Class R-2E - actual return	1,000.00	1,002.40	3.13	.62
Class R-2E - assumed 5% return	1,000.00	1,022.08	3.16	.62
Class R-3 - actual return	1,000.00	1,000.95	4.64	.92
Class R-3 - assumed 5% return	1,000.00	1,020.57	4.69	.92
Class R-4 - actual return	1,000.00	1,002.52	3.08	.61
Class R-4 - assumed 5% return	1,000.00	1,022.13	3.11	.61
Class R-5 - actual return	1,000.00	1,003.98	1.62	.32
Class R-5 - assumed 5% return	1,000.00	1,023.59	1.63	.32
Class R-6 - actual return	1,000.00	1,004.22	1.36	.27
Class R-6 - assumed 5% return	1,000.00	1,023.84	1.38	.27

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Intermediate Bond Fund of America	27

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amount for the fund’s fiscal year ended August 31, 2015:

Long-term capital gains	$631,000
U.S. government income that may be exempt from state taxation	$61,425,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2016, to determine the calendar year amounts to be included on their 2015 tax returns. Shareholders should consult their tax advisors.

28	Intermediate Bond Fund of America

Approval of Investment Advisory and Service Agreement

The Intermediate Bond Fund of America’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) through April 30, 2016. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing current income consistent with the maturity and quality standards described in the prospectus and preservation of capital. They compared the fund’s investment results with those of other relevant funds (including funds that form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through September 30, 2014. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against the Lipper Short-Intermediate Investment Grade Debt Funds Average, the Lipper Short-Intermediate U.S. Government Funds Average and the Barclays U.S. Government/Credit 1–7 Years ex-BBB Index. They noted that the investment results of the fund were below the results of the Lipper Short-Intermediate Investment Grade Debt Funds Average for all periods considered, above the Lipper Short-Intermediate U.S. Government Funds Average for the nine-month, one-year, three-year and five-year periods, but below the Lipper average for the 10-year and lifetime periods, and above the results of the Barclays index for the nine-month and one-year periods (while below the results of the index for all other periods considered). They also noted that the standard deviation of the fund’s returns, a measure of risk, was below the Lipper average for all periods and acknowledged the low interest rate environment during recent periods. They further noted that the Lipper category included funds that utilized a broader investment universe than the fund. In addition, they considered recent changes to the fund, including portfolio manager changes and the introduction of interest rate swaps to its portfolio. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that of the 30 largest short-intermediate investment grade debt funds included in the Lipper Short-Intermediate Investment Grade Debt Funds category, the fund’s advisory fees were below the median fees of such other funds, and although the total expenses were slightly higher

Intermediate Bond Fund of America	29

than the median of such funds, such expenses less distribution expenses were below the median. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the potential benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the fund. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

30	Intermediate Bond Fund of America

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2010	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	79	None
James G. Ellis, 1947	2006	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	79	Mercury General Corporation
Leonard R. Fuller, 1946	1994	Private investor; former President and CEO, Fuller Consulting (financial management consulting firm)	79	None
Mary Davis Holt, 1950	2015	Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	76	None
R. Clark Hooper, 1946 Chairman of the Board (Independent and Non-Executive)	2005	Private investor	81	The Swiss Helvetia Fund, Inc.
Merit E. Janow, 1958	2010	Dean and Professor, Columbia University, School of International and Public Affairs	78	MasterCard Incorporated; The NASDAQ Stock Market LLC; Trimble Navigation Limited
Laurel B. Mitchell, PhD, 1955	2010	Distinguished Professor of Accounting, University of Redlands; former Director, Accounting Program, University of Redlands	75	None
Frank M. Sanchez, 1943	1999	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	75	None
Margaret Spellings, 1957	2010	President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company(public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	79	ClubCorp Holdings, Inc.
Steadman Upham, PhD, 1949	2007	President and University Professor, The University of Tulsa	78	None

Interested trustee4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
John H. Smet, 1956 Vice Chairman of the Board	1993	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company	21	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 32 for footnotes.

Intermediate Bond Fund of America	31

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Mark A. Brett, 1958 President	2010	Partner — Capital Fixed Income Investors, Capital Bank and Trust Company;[6]
Senior Vice President, Capital International Limited;[6]
Partner — Capital Fixed Income Investors, Capital International Limited;[6]
Senior Vice President, Capital International Sàrl;[6]
		Director, Capital Strategy Research, Inc.[6]
Kristine M. Nishiyama, 1970 Senior Vice President	2003	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Senior Vice President and General Counsel, Capital Bank and Trust Company[6]
Steven I. Koszalka, 1964 Secretary	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the directors/trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

32	Intermediate Bond Fund of America

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Morgan, Lewis & Bockius LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete August 31, 2015, portfolio of Intermediate Bond Fund of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Intermediate Bond Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Intermediate Bond Fund of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2015, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.1

The Capital SystemSM

Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 54% of 10-year periods and 57% of 20-year periods.2 Our fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of December 31, 2014.
[2]	Based on Class A share results for rolling periods through December 31, 2014. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except SMALLCAP World Fund, for which the Lipper average was used).
[3]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2014, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Laurel B. Mitchell, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2014	$102,000
2015	$134,000

b) Audit-Related Fees:
2014	$3,000
2015	$4,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2014	$8,000
2015	None
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2014	None
2015	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2014	$970,000
2015	$1,176,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2014	$41,000
2015	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2014	$3,000
2015	$5,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,403,000 for fiscal year 2014 and $1,437,000 for fiscal year 2015. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Intermediate Bond Fund of America®
Investment portfolio
August 31, 2015
Bonds, notes & other debt instruments 98.08% U.S. Treasury bonds & notes 53.52% U.S. Treasury 42.65%	Principal amount (000)	Value (000)
U.S. Treasury 0.25% 2015	$100,000	$100,035
U.S. Treasury 0.25% 2016	9,775	9,773
U.S. Treasury 0.625% 2016	150,000	150,222
U.S. Treasury 0.625% 2016	95,000	95,090
U.S. Treasury 0.875% 2016[1]	54,750	55,002
U.S. Treasury 5.125% 2016	96,500	99,745
U.S. Treasury 7.50% 2016	40,000	43,332
U.S. Treasury 0.875% 2017	130,000	130,445
U.S. Treasury 0.875% 2017	90,000	90,301
U.S. Treasury 0.875% 2017	40,600	40,717
U.S. Treasury 0.875% 2017	5,250	5,266
U.S. Treasury 1.00% 2017	197,950	199,084
U.S. Treasury 4.625% 2017	115,000	121,675
U.S. Treasury 8.75% 2017	25,000	28,428
U.S. Treasury 0.75% 2018	30,000	29,851
U.S. Treasury 3.50% 2018	50,000	53,117
U.S. Treasury 1.50% 2019	717,500	719,545
U.S. Treasury 1.50% 2019	159,000	159,496
U.S. Treasury 1.50% 2019	77,900	78,417
U.S. Treasury 1.625% 2019	535,300	540,739
U.S. Treasury 1.625% 2019	223,210	224,848
U.S. Treasury 1.625% 2019	140,000	141,372
U.S. Treasury 1.625% 2019	20,000	20,246
U.S. Treasury 1.625% 2019	165	167
U.S. Treasury 1.75% 2019	44,000	44,610
U.S. Treasury 3.625% 2019	129,500	140,751
U.S. Treasury 1.25% 2020	247,000	244,782
U.S. Treasury 1.375% 2020	203,750	202,605
U.S. Treasury 1.375% 2020	122,616	121,658
U.S. Treasury 1.375% 2020	21,000	20,918
U.S. Treasury 1.50% 2020	150,950	150,920
U.S. Treasury 1.625% 2020	222,250	223,119
U.S. Treasury 1.625% 2020	110,650	111,147
U.S. Treasury 3.50% 2020	28,500	31,029
U.S. Treasury 8.75% 2020	15,000	19,916
U.S. Treasury 8.00% 2021	20,000	27,283
U.S. Treasury 7.125% 2023	15,000	20,409
U.S. Treasury 2.00% 2025	110,000	107,912
U.S. Treasury 2.125% 2025	53,500	53,030
U.S. Treasury 3.00% 2045	10,000	10,072
		4,667,074
U.S. Treasury inflation-protected securities 10.87%
U.S. Treasury Inflation-Protected Security 0.125% 2016[2]	21,620	21,424
U.S. Treasury Inflation-Protected Security 2.00% 2016[2]	24,044	24,020
U.S. Treasury Inflation-Protected Security 0.125% 2020[2]	292,430	291,319
Intermediate Bond Fund of America — Page 1 of 16

Bonds, notes & other debt instruments U.S. Treasury bonds & notes (continued) U.S. Treasury inflation-protected securities (continued)	Principal amount (000)	Value (000)
U.S. Treasury Inflation-Protected Security 0.125% 2024[2]	$343,830	$330,408
U.S. Treasury Inflation-Protected Security 0.625% 2024[2]	144,063	144,440
U.S. Treasury Inflation-Protected Security 0.25% 2025[2]	75,859	73,197
U.S. Treasury Inflation-Protected Security 0.375% 2025[2]	16,854	16,533
U.S. Treasury Inflation-Protected Security 2.375% 2025[2]	125,953	146,103
U.S. Treasury Inflation-Protected Security 2.00% 2026[2]	3,006	3,401
U.S. Treasury Inflation-Protected Security 0.625% 2043[2]	81,886	71,524
U.S. Treasury Inflation-Protected Security 1.375% 2044[2]	40,441	42,503
U.S. Treasury Inflation-Protected Security 0.75% 2045[2]	27,055	24,352
		1,189,224
Total U.S. Treasury bonds & notes		5,856,298
Corporate bonds & notes 19.24% Financials 6.83%
ACE INA Holdings Inc. 2.60% 2015	10,090	10,129
American Express Centurion Bank 0.875% 2015	12,000	12,007
American Express Co. 6.15% 2017	2,900	3,145
American Express Co. 0.919% 2018[3]	15,000	14,990
American Express Credit Co. 1.55% 2017	2,075	2,072
American International Group, Inc. 4.125% 2024	6,400	6,629
Bank of America Corp., Series L, 3.625% 2016	5,745	5,828
Bank of America Corp. 3.75% 2016	10,000	10,217
Bank of America Corp. 1.25% 2017	7,000	7,038
Bank of America Corp. 5.75% 2017	5,070	5,488
Bank of America Corp. 1.75% 2018	20,000	19,902
Bank of America Corp. 5.625% 2020	7,000	7,867
Bank of America Corp. 3.875% 2025	15,000	15,168
Barclays Bank PLC 6.05% 2017[4]	4,140	4,484
Barclays Bank PLC 2.50% 2019	7,000	7,069
Barclays Bank PLC 3.65% 2025	9,025	8,592
BB&T Corp. 1.00% 2017	7,000	6,968
BB&T Corp., Series C, 1.60% 2017	8,250	8,273
Berkshire Hathaway Inc. 2.20% 2016	8,500	8,617
Berkshire Hathaway Inc. 1.55% 2018	15,000	15,027
BNP Paribas 3.60% 2016	7,000	7,091
BNP Paribas 5.00% 2021	8,000	8,955
Boston Properties, Inc. 3.70% 2018	7,000	7,317
BPCE SA group 5.15% 2024[4]	5,300	5,381
Capital One Bank 1.15% 2016	5,000	4,977
Citigroup Inc. 4.587% 2015	18,865	19,065
Citigroup Inc. 3.953% 2016	5,535	5,664
Citigroup Inc. 2.15% 2018	9,295	9,293
Citigroup Inc. 2.40% 2020	2,255	2,234
Corporate Office Properties LP 5.00% 2025	725	709
Credit Agricole SA 4.375% 2025[4]	3,025	2,943
Credit Suisse Group AG 1.70% 2018	15,000	14,912
Credit Suisse Group AG 3.00% 2021	10,500	10,452
Credit Suisse Group AG 3.75% 2025[4]	3,500	3,393
Developers Diversified Realty Corp. 9.625% 2016	1,400	1,461
Developers Diversified Realty Corp. 7.875% 2020	1,500	1,826
Discover Financial Services 4.20% 2023	4,775	4,837
EPR Properties 4.50% 2025	3,000	2,807
ERP Operating LP 5.75% 2017	20,000	21,453
Intermediate Bond Fund of America — Page 2 of 16

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Essex Portfolio L.P. 3.50% 2025	$3,000	$2,896
Goldman Sachs Group, Inc. 3.625% 2016	15,625	15,806
Goldman Sachs Group, Inc. 2.55% 2019	2,800	2,807
Goldman Sachs Group, Inc. 2.60% 2020	1,580	1,576
Goldman Sachs Group, Inc. 5.25% 2021	3,560	3,961
Goldman Sachs Group, Inc. 3.625% 2023	6,100	6,132
Hospitality Properties Trust 6.30% 2016	6,340	6,420
Hospitality Properties Trust 6.70% 2018	11,450	12,331
Host Hotels & Resorts LP 6.00% 2020	5,465	5,654
HSBC Finance Corp. 0.713% 2016[3]	4,400	4,392
HSBC Holdings PLC 4.00% 2022	2,950	3,063
HSBC Holdings PLC 4.25% 2025	15,000	14,874
Intercontinentalexchange, Inc. 4.00% 2023	2,500	2,583
Intesa Sanpaolo SpA 5.017% 2024[4]	5,935	5,805
JPMorgan Chase & Co. 1.125% 2016	15,000	15,023
JPMorgan Chase & Co. 1.625% 2018	12,000	11,890
JPMorgan Chase & Co. 2.25% 2020	5,000	4,938
JPMorgan Chase & Co. 2.75% 2020	15,000	15,052
JPMorgan Chase & Co. 3.90% 2025	15,000	15,244
Keybank National Association 2.50% 2019	5,500	5,510
Kimco Realty Corp., Series C, 5.783% 2016	8,500	8,703
Kimco Realty Corp. 5.70% 2017	5,500	5,872
MetLife Global Funding I 2.50% 2015[4]	12,000	12,019
MetLife Global Funding I 2.30% 2019[4]	4,720	4,747
MetLife Global Funding I 2.00% 2020[4]	830	822
Morgan Stanley 1.75% 2016	10,000	10,043
Morgan Stanley 3.80% 2016	3,325	3,388
Morgan Stanley 2.125% 2018	10,000	10,039
Morgan Stanley 4.00% 2025	15,000	15,310
New York Life Global Funding 2.10% 2019[4]	7,000	7,053
New York Life Global Funding 1.95% 2020[4]	7,200	7,112
Nordea Bank AB 3.125% 2017[4]	5,000	5,135
Northern Trust Corp. 5.85% 2017[4]	12,750	14,010
PNC Bank 2.40% 2019	4,775	4,805
PNC Bank 2.60% 2020	9,905	9,940
PNC Financial Services Group, Inc. 2.854% 2022	9,350	9,243
PRICOA Global Funding I 1.35% 2017[4]	6,000	5,991
Prologis, Inc. 3.35% 2021	1,000	1,001
QBE Insurance Group Ltd. 2.40% 2018[4]	2,300	2,318
Rabobank Nederland 2.25% 2019	7,000	7,055
Rabobank Nederland 4.625% 2023	10,000	10,300
Rabobank Nederland 4.375% 2025	8,025	8,063
Royal Bank of Scotland PLC 4.375% 2016	5,000	5,089
Scentre Group 3.50% 2025[4]	3,500	3,390
Simon Property Group, LP 6.10% 2016	7,000	7,148
Société Générale 3.10% 2015[4]	5,000	5,004
Svenska Handelsbanken AB 1.625% 2018	12,500	12,491
Svenska Handelsbanken AB 2.25% 2019	5,000	5,038
TD Ameritrade Holding Co. 2.95% 2022	7,280	7,228
Unum Group 5.625% 2020	1,100	1,234
US Bancorp., Series T, 1.65% 2017	8,500	8,550
WEA Finance LLC 2.70% 2019[4]	13,885	13,856
WEA Finance LLC 3.75% 2024[4]	9,290	9,193
Wells Fargo & Co. 1.25% 2016	7,000	7,029
Intermediate Bond Fund of America — Page 3 of 16

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Wells Fargo & Co. 3.676% 2016	$7,000	$7,160
Wells Fargo & Co. 2.60% 2020	15,000	15,026
Westpac Banking Corp. 3.00% 2015	6,300	6,344
		746,986
Health care 3.24%
AbbVie Inc. 1.80% 2018	18,000	17,887
AbbVie Inc. 2.50% 2020	12,285	12,153
AbbVie Inc. 3.60% 2025	10,425	10,272
Actavis Funding SCS 3.00% 2020	29,180	29,118
Actavis Funding SCS 3.45% 2022	6,400	6,269
Actavis Funding SCS 3.80% 2025	10,730	10,415
Baxalta Inc. 2.875% 2020[4]	9,100	8,987
Baxalta Inc. 4.00% 2025[4]	4,990	4,965
Bayer AG 3.375% 2024[4]	3,865	3,839
Becton, Dickinson and Co. 1.80% 2017	7,500	7,499
Becton, Dickinson and Co. 2.675% 2019	15,000	15,014
Boston Scientific Corp. 2.85% 2020	10,435	10,374
Boston Scientific Corp. 3.375% 2022	2,000	1,944
Catholic Health Initiatives, Series 2012, 1.60% 2017	1,000	998
Celgene Corp 3.875% 2025	21,380	21,286
DENTSPLY International Inc. 2.75% 2016	3,930	3,982
Eli Lilly and Co. 1.25% 2018	700	698
EMD Finance LLC 2.40% 2020[4]	3,000	2,974
EMD Finance LLC 2.95% 2022[4]	24,050	23,596
EMD Finance LLC 3.25% 2025[4]	4,800	4,588
Express Scripts Inc. 2.65% 2017	7,560	7,664
Gilead Sciences, Inc. 3.05% 2016	6,000	6,149
Gilead Sciences, Inc. 2.35% 2020	2,500	2,503
Gilead Sciences, Inc. 3.70% 2024	6,300	6,404
GlaxoSmithKline Capital Inc. 5.65% 2018	5,000	5,532
Laboratory Corporation of America Holdings 2.625% 2020	2,270	2,266
McKesson Corp. 0.95% 2015	3,035	3,035
McKesson Corp. 1.40% 2018	5,000	4,931
Medtronic, Inc. 2.50% 2020[4]	10,480	10,556
Medtronic, Inc. 3.50% 2025[4]	4,775	4,756
Merck & Co., Inc. 1.10% 2018	5,250	5,229
Merck & Co., Inc. 1.85% 2020	1,400	1,392
Novartis Securities Investment Ltd. 5.125% 2019	6,500	7,212
Roche Holdings, Inc. 0.622% 2019[3,4]	8,500	8,504
Roche Holdings, Inc. 2.25% 2019[4]	5,500	5,537
Roche Holdings, Inc. 6.00% 2019[4]	4,439	5,018
Roche Holdings, Inc. 3.35% 2024[4]	4,035	4,059
Thermo Fisher Scientific Inc. 1.30% 2017	7,000	6,963
Thermo Fisher Scientific Inc. 2.40% 2019	7,000	6,989
Thermo Fisher Scientific Inc. 4.15% 2024	3,500	3,573
UnitedHealth Group Inc. 1.875% 2016	3,650	3,685
UnitedHealth Group Inc. 6.00% 2017	4,750	5,121
UnitedHealth Group Inc. 3.75% 2025	5,000	5,124
WellPoint, Inc. 2.25% 2019	6,000	5,902
Zimmer Holdings, Inc. 2.00% 2018	6,125	6,096
Zimmer Holdings, Inc. 2.70% 2020	14,685	14,545
Intermediate Bond Fund of America — Page 4 of 16

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
Zimmer Holdings, Inc. 3.15% 2022	$6,365	$6,210
Zimmer Holdings, Inc. 3.55% 2025	3,000	2,879
		354,692
Consumer staples 2.03%
Altria Group, Inc. 2.625% 2020	4,775	4,773
Altria Group, Inc. 4.75% 2021	4,000	4,317
British American Tobacco International Finance PLC 9.50% 2018[4]	5,910	7,214
British American Tobacco International Finance PLC 2.75% 2020[4]	2,000	2,030
Coca-Cola Co. 1.50% 2015	10,000	10,023
Coca-Cola Co. 1.80% 2016	6,500	6,571
ConAgra Foods, Inc. 1.30% 2016	8,590	8,594
CVS Caremark Corp. 3.50% 2022	4,075	4,169
Kraft Foods Inc. 2.25% 2017	5,000	5,053
PepsiCo, Inc. 2.50% 2016	10,000	10,135
Pernod Ricard SA 2.95% 2017[4]	14,500	14,806
Philip Morris International Inc. 1.875% 2019	2,400	2,396
Philip Morris International Inc. 2.90% 2021	8,850	8,801
Philip Morris International Inc. 3.375% 2025	5,870	5,850
Procter & Gamble Co. 1.45% 2016	2,410	2,429
Procter & Gamble Co. 0.57% 2019[3]	10,000	9,988
Reynolds American Inc. 2.30% 2018	7,865	7,918
Reynolds American Inc. 3.25% 2020	7,355	7,456
Reynolds American Inc. 4.00% 2022	11,290	11,608
Reynolds American Inc. 4.45% 2025	28,715	29,532
SABMiller Holdings Inc. 2.45% 2017[4]	17,290	17,535
SABMiller Holdings Inc. 2.20% 2018[4]	2,700	2,709
The JM Smucker Co. 2.50% 2020[4]	400	398
Wal-Mart Stores, Inc. 2.80% 2016	7,000	7,102
Wal-Mart Stores, Inc. 1.125% 2018	10,000	9,951
Wal-Mart Stores, Inc. 5.80% 2018	740	820
WM. Wrigley Jr. Co 2.40% 2018[4]	6,650	6,722
WM. Wrigley Jr. Co 3.375% 2020[4]	13,000	13,344
		222,244
Consumer discretionary 1.93%
Amazon.com, Inc. 2.60% 2019	5,500	5,570
American Honda Finance Corp. 2.25% 2019	6,000	6,020
CBS Corp. 4.00% 2026	2,000	1,964
CCO Holdings LLC and CCO Holdings Capital Corp. 3.579% 2020[4]	5,920	5,907
Comcast Corp. 6.30% 2017	6,250	6,890
Comcast Corp. 3.60% 2024	2,000	2,041
Cox Communications, Inc. 6.25% 2018[4]	250	275
Daimler Finance NA LLC 2.70% 2020[4]	7,500	7,474
DaimlerChrysler North America Holding Corp. 1.375% 2017[4]	9,130	9,064
DaimlerChrysler North America Holding Corp. 1.875% 2018[4]	8,900	8,896
DaimlerChrysler North America Holding Corp. 2.375% 2018[4]	7,000	7,045
DaimlerChrysler North America Holding Corp. 2.25% 2020[4]	7,678	7,495
DaimlerChrysler North America Holding Corp. 2.45% 2020[4]	7,500	7,449
Ford Motor Credit Co. 1.70% 2016	7,500	7,519
Ford Motor Credit Co. 1.684% 2017	10,000	9,939
Ford Motor Credit Co. 2.597% 2019	4,445	4,385
Ford Motor Credit Co. 3.157% 2020	12,000	12,017
General Motors Co. 4.00% 2025	3,110	2,960
Intermediate Bond Fund of America — Page 5 of 16

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
General Motors Financial Co. 3.50% 2019	$6,000	$6,052
General Motors Financial Co. 4.30% 2025	7,500	7,284
Hyundai Capital America 2.60% 2020[4]	5,910	5,857
Hyundai Capital Services Inc. 2.625% 2020[4]	900	894
Johnson Controls, Inc. 1.40% 2017	5,000	4,966
Marriott International, Inc., Series I, 6.375% 2017	12,500	13,519
NBCUniversal Media, LLC 2.875% 2016	7,000	7,084
Thomson Reuters Corp. 1.65% 2017	14,685	14,669
Time Warner Inc. 3.60% 2025	12,500	12,108
Toyota Motor Credit Corp. 2.15% 2020	2,000	1,997
Volkswagen Group of America Finance, LLC 1.60% 2017[4]	3,700	3,691
Volkswagen Group of America Finance, LLC 2.40% 2020[4]	10,000	9,922
Volkswagen International Finance NV 2.125% 2018[4]	10,000	10,019
		210,972
Utilities 1.60%
American Electric Power Co. 1.65% 2017	10,000	9,973
Berkshire Hathaway Energy Co. 2.40% 2020	2,620	2,616
Consumers Energy Co. 2.85% 2022	7,500	7,463
Consumers Energy Co., First Mortgage Bonds, 5.15% 2017	500	527
Dominion Gas Holdings LLC 2.50% 2019	2,975	2,975
Duke Energy Corp. 3.75% 2024	8,200	8,294
E.ON International Finance BV 5.80% 2018[4]	13,000	14,249
Entergy Louisiana, LLC 3.30% 2022	1,275	1,288
Exelon Corp. 2.85% 2020	22,945	22,920
Exelon Corp. 3.95% 2025	6,935	6,958
Iberdrola Finance Ireland 5.00% 2019[4]	5,000	5,445
MidAmerican Energy Holdings Co. 2.00% 2018	14,350	14,327
MidAmerican Energy Holdings Co. 5.75% 2018	3,600	3,952
National Rural Utilities Cooperative Finance Corp. 3.875% 2015	500	501
National Rural Utilities Cooperative Finance Corp. 2.00% 2020	765	750
Nevada Power Co., General and Refunding Mortgage Notes, Series S, 6.50% 2018	10,000	11,364
Niagara Mohawk Power Corp. 3.508% 2024[4]	5,340	5,363
NV Energy, Inc 6.25% 2020	1,200	1,391
Pacific Gas and Electric Co. 3.85% 2023	12,220	12,711
PG&E Corp. 2.40% 2019	2,000	2,008
PSEG Power LLC 2.75% 2016	2,810	2,852
PSEG Power LLC 2.45% 2018	10,000	10,032
Public Service Co. of Colorado 5.80% 2018	2,250	2,516
Public Service Electric and Gas Co. 2.00% 2019	4,330	4,319
Puget Sound Energy, Inc., First Lien, 6.50% 2020	3,000	3,525
Southern California Edison Co. 1.845% 2022[5]	4,248	4,226
Tampa Electric Co. 2.60% 2022	3,000	2,898
Teco Finance, Inc. 4.00% 2016	6,000	6,090
Teco Finance, Inc. 5.15% 2020	3,000	3,279
		174,812
Telecommunication services 1.11%
AT&T Inc. 0.90% 2016	5,000	5,002
AT&T Inc. 2.40% 2016	16,530	16,729
AT&T Inc. 2.95% 2016	8,000	8,102
AT&T Inc. 2.45% 2020	3,610	3,580
AT&T Inc. 3.40% 2025	21,775	20,769
Deutsche Telekom International Finance BV 3.125% 2016[4]	10,250	10,380
Intermediate Bond Fund of America — Page 6 of 16

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Telecommunication services (continued)	Principal amount (000)	Value (000)
Deutsche Telekom International Finance BV 2.25% 2017[4]	$11,100	$11,214
France Télécom 2.125% 2015	10,000	10,005
Telefónica Emisiones, SAU 3.992% 2016	5,000	5,061
Verizon Communications Inc. 2.625% 2020	21,829	21,861
Verizon Communications Inc. 5.15% 2023	7,500	8,216
		120,919
Energy 1.08%
BG Energy Capital PLC 2.50% 2015[4]	7,000	7,030
BG Energy Capital PLC 2.875% 2016[4]	5,750	5,838
Energy Transfer Partners, LP 4.75% 2026	5,000	4,747
Exxon Mobil Corp. 2.397% 2022	3,500	3,412
Kinder Morgan Energy Partners, LP 3.50% 2016	7,000	7,077
Kinder Morgan Energy Partners, LP 3.50% 2021	2,230	2,128
Kinder Morgan, Inc. 3.05% 2019	3,785	3,726
Kinder Morgan, Inc. 4.30% 2025	3,725	3,440
Marathon Oil Corp. 0.90% 2015	7,500	7,498
Noble Corp PLC 5.95% 2025	3,500	3,092
Shell International Finance BV 2.125% 2020	9,135	9,080
Statoil ASA 3.125% 2017	22,000	22,731
Statoil ASA 1.95% 2018	1,595	1,597
Statoil ASA 2.75% 2021	2,120	2,101
Total Capital Canada Ltd. 1.45% 2018	20,130	20,086
Total Capital SA 2.30% 2016	8,000	8,074
Williams Partners LP 3.60% 2022	3,000	2,843
Williams Partners LP 4.30% 2024	3,750	3,518
		118,018
Industrials 0.94%
Atlas Copco AB 5.60% 2017[4]	4,000	4,260
Canadian National Railway Co. 5.85% 2017	7,000	7,660
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 2022[5]	1,033	1,089
General Electric Capital Corp. 1.00% 2015	11,300	11,326
General Electric Capital Corp. 2.95% 2016	3,255	3,307
General Electric Capital Corp. 2.30% 2017	6,135	6,236
General Electric Capital Corp., Series A, 5.625% 2017	3,000	3,245
General Electric Capital Corp., Series A, 6.00% 2019	7,000	7,986
General Electric Capital Corp., Series A, 2.25% 2015	9,500	9,533
General Electric Co. 0.85% 2015	9,000	9,003
General Electric Corp. 5.25% 2017	7,500	8,105
John Deere Capital Corp. 2.375% 2020	15,000	15,032
Norfolk Southern Corp. 5.75% 2016	7,190	7,316
Siemens AG 2.15% 2020[4]	2,000	1,978
Union Pacific Corp. 5.70% 2018	5,900	6,614
		102,690
Information technology 0.35%
Harris Corp. 3.832% 2025	3,000	2,904
Intel Corp. 2.45% 2020	4,500	4,521
Intel Corp. 3.70% 2025	15,000	15,177
International Business Machines Corp. 1.95% 2016	2,650	2,683
International Business Machines Corp. 2.00% 2016	7,000	7,037
Intermediate Bond Fund of America — Page 7 of 16

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Information technology (continued)	Principal amount (000)	Value (000)
Oracle Corp. 2.375% 2019	$3,000	$3,046
Samsung Electronics America, Inc. 1.75% 2017[4]	3,475	3,478
		38,846
Materials 0.13%
Georgia-Pacific Corp. 2.539% 2019[4]	2,500	2,501
Glencore Funding LLC 4.00% 2025[4]	5,000	4,202
Glencore Xstrata LLC 4.125% 2023[4]	1,250	1,125
Praxair, Inc. 1.05% 2017	3,500	3,467
Rio Tinto Finance (USA) Ltd. 1.625% 2017	3,500	3,480
		14,775
Total corporate bonds & notes		2,104,954
Mortgage-backed obligations 15.01% Federal agency mortgage-backed obligations 11.28%
Fannie Mae 7.00% 2015[5]	1	1
Fannie Mae 5.00% 2023[5]	1,076	1,138
Fannie Mae 9.048% 2026[3,5]	88	98
Fannie Mae 6.00% 2028[5]	940	1,065
Fannie Mae 6.00% 2028[5]	329	373
Fannie Mae 6.00% 2028[5]	302	344
Fannie Mae 6.50% 2034[5]	1,001	1,156
Fannie Mae 3.00% 2035[5]	25,687	26,260
Fannie Mae 3.00% 2035[5]	14,119	14,434
Fannie Mae 7.00% 2037[5]	217	241
Fannie Mae 7.50% 2037[5]	61	69
Fannie Mae 6.50% 2039[5]	680	780
Fannie Mae 5.50% 2040[5]	1,399	1,569
Fannie Mae 5.50% 2040[5]	798	893
Fannie Mae 7.00% 2047[5]	71	81
Fannie Mae, Series 2001-4, Class GA, 9.41% 2025[3,5]	86	96
Fannie Mae, Series 2001-4, Class NA, 9.747% 2025[3,5]	50	55
Fannie Mae, Series 2002-W7, Class A-5, 7.50% 2029[5]	431	502
Fannie Mae, Series 2001-20, Class D, 10.98% 2031[3,5]	2	2
Fannie Mae, Series 2006-96, Class MO, principal only, 0% 2036[5]	1,278	1,185
Fannie Mae, Series 2006-123, Class BO, principal only, 0% 2037[5]	3,325	3,053
Fannie Mae, Series 2007-114, Class A7, 0.399% 2037[3,5]	12,500	12,357
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041[5]	124	147
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041[5]	88	98
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2041[5]	495	579
Freddie Mac 5.00% 2023[5]	1,185	1,282
Freddie Mac 5.00% 2023[5]	412	447
Freddie Mac 5.00% 2024[5]	271	294
Freddie Mac 4.00% 2026[5]	4,821	5,096
Freddie Mac 6.00% 2026[5]	114	129
Freddie Mac 6.00% 2026[5]	39	44
Freddie Mac 6.50% 2027[5]	729	833
Freddie Mac 3.50% 2035[5]	15,777	16,513
Freddie Mac 6.00% 2037[5]	990	1,146
Freddie Mac 6.00% 2037[5]	211	245
Freddie Mac 5.00% 2041[5]	646	714
Freddie Mac, Series 1567, Class A, 0.598% 2023[3,5]	19	19
Freddie Mac, Series 2626, Class NG, 3.50% 2023[5]	43	45
Intermediate Bond Fund of America — Page 8 of 16

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Freddie Mac, Series T-041, Class 3-A, 6.625% 2032[3,5]	$288	$332
Freddie Mac, Series 3171, Class MO, principal only, 0% 2036[5]	2,920	2,684
Freddie Mac, Series 3213, Class OG, principal only, 0% 2036[5]	1,513	1,365
Freddie Mac, Series 3292, Class BO, principal only, 0% 2037[5]	390	346
Government National Mortgage Assn. 2.50% 2042[3,5]	1,696	1,746
Government National Mortgage Assn. 4.00% 2044[5]	32,360	34,334
Government National Mortgage Assn. 4.00% 2044[5]	3,488	3,703
Government National Mortgage Assn. 4.00% 2044[5]	614	652
Government National Mortgage Assn. 3.50% 2045[5]	252,000	262,903
Government National Mortgage Assn. 3.50% 2045[5,6]	177,000	184,308
Government National Mortgage Assn. 4.00% 2045[5,6]	541,907	574,496
Government National Mortgage Assn. 4.00% 2045[5]	3,489	3,702
Government National Mortgage Assn. 4.50% 2045[5]	20,468	22,029
Government National Mortgage Assn. 4.50% 2045[5]	398	428
Government National Mortgage Assn. 4.50% 2045[5,6]	150	161
Government National Mortgage Assn. 1.524% 2060[3,5]	1,781	1,821
Government National Mortgage Assn. 4.626% 2061[5]	1,404	1,495
Government National Mortgage Assn. 4.671% 2061[5]	2,734	2,925
Government National Mortgage Assn. 4.672% 2061[5]	1,955	2,094
Government National Mortgage Assn. 4.70% 2061[5]	1,854	1,967
Government National Mortgage Assn. 4.797% 2061[5]	1,204	1,277
Government National Mortgage Assn. 4.681% 2062[5]	2,042	2,200
Government National Mortgage Assn. 4.861% 2062[5]	145	155
Government National Mortgage Assn. 4.869% 2062[5]	418	445
Government National Mortgage Assn. 5.181% 2062[5]	275	294
Government National Mortgage Assn. 2.437% 2063[3,5]	5,778	6,153
Government National Mortgage Assn. 4.777% 2063[5]	166	178
Government National Mortgage Assn. 5.064% 2063[5]	329	347
Government National Mortgage Assn. 1.396% 2064[3,5]	995	1,012
Government National Mortgage Assn. 2.438% 2064[3,5]	7,996	8,518
Government National Mortgage Assn. 4.759% 2064[5]	1,862	1,974
Government National Mortgage Assn. 5.048% 2064[5]	1,333	1,403
Government National Mortgage Assn. 5.179% 2064[5]	1,471	1,571
Government National Mortgage Assn. 5.407% 2064[5]	718	747
Government National Mortgage Assn. 6.64% 2064[5]	7,127	7,642
Government National Mortgage Assn., Series 2012-H12, Class FT, 0.990% 2062[3,5]	3,722	3,741
		1,234,531
Commercial mortgage-backed securities 3.56%
Banc of America Commercial Mortgage Inc., Series 2006-1, Class A1A, 5.378% 2045[3,5]	17,866	17,924
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A-4, 5.694% 2050[3,5]	7,005	7,432
Commercial Mortgage Trust, Series 2006-C8, Class A1A, 5.292% 2046[5]	15,988	16,604
Core Industrial Trust, Series 2015-CALW, Class A, 3.04% 2034[4,5]	19,785	19,866
CS First Boston Mortgage Securities Corp., Series 2014-ICE, Class A, 0.998% 2027[3,4,5]	24,215	24,044
CS First Boston Mortgage Securities Corp., Series 2004-C2, Class E, 5.736% 2036[3,4,5]	2,000	2,157
CS First Boston Mortgage Securities Corp., Series 2006-C4, Class A-3, 5.467% 2039[5]	11,950	12,253
DBUBS Mortgage Trust, Series 2011-LC2A, Class A-2, 3.386% 2044[4,5]	2,304	2,332
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.742% 2046[4,5]	7,611	7,646
EQTY 2014-INNS Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2014-A, 1.042% 2031[3,4,5]	16,248	16,162
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-4, 6.014% 2038[3,5]	23,529	23,890
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A-4, 5.444% 2039[5]	2,523	2,635
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A-1-A, 5.704% 2049[5]	10,307	11,027
GS Mortgage Securities Corp. II, Series 2011-GC3, Class A-2, 3.645% 2044[4,5]	720	723
Intermediate Bond Fund of America — Page 9 of 16

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Commercial mortgage-backed securities (continued)	Principal amount (000)	Value (000)
Hilton USA Trust, Series 2013-HLF, AFL, 1.191% 2030[3,4,5]	$19,709	$19,697
Hilton USA Trust, Series 2013-HLF, BFL, 1.691% 2030[3,4,5]	4,927	4,924
Hilton USA Trust Series 2013-HLF, CFL, 2.091% 2030[3,4,5]	6,898	6,894
Hilton USA Trust, Series 2013-HLF-AFX, 2.662% 2030[4,5]	19,982	20,027
Hilton USA Trust, Series 2013-HLF-BFX, 3.367% 2030[4,5]	4,250	4,250
Hilton USA Trust, Series 2013-HLF, CFX, 3.714% 2030[4,5]	15,000	14,978
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB-16, Class A1A, 5.546% 2045[5]	7,612	7,831
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C3A, Class A-2, 3.673% 2046[4,5]	4,585	4,654
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-1-A, 5.884% 2049[3,5]	11,393	12,061
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-4, 5.884% 2049[3,5]	9,991	10,532
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class A-4, 5.399% 2045[5]	4,525	4,620
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP7, Class A-M, 6.095% 2045[3,5]	6,500	6,693
LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class A1A, 5.641% 2039[3,5]	2,627	2,666
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A-1-A, 5.387% 2040[5]	7,537	7,935
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A-M, 5.493% 2040[3,5]	3,000	3,140
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A-M, 6.369% 2045[3,5]	4,500	4,904
ML-CFC Commercial Mortgage Trust, Series 2006-2, Class A-1-A, 6.019% 2046[3,5]	5,796	5,931
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A-3, 5.172% 2049[5]	2,594	2,679
ML-CFC Commercial Mortgage Trust, Series 2007-8, Class A-3, 6.077% 2049[3,5]	12,250	13,050
Morgan Stanley Capital I Trust, Series 2006-IQ11, Class A-M, 5.889% 2042[3,5]	1,000	1,020
Morgan Stanley Capital I Trust, Series 2006-IQ12, Class A1A, 5.319% 2043[5]	25,739	26,703
Morgan Stanley Capital I Trust, Series 2011-C3, Class A-2, 3.224% 2049[5]	4,605	4,681
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A-5, 5.342% 2043[5]	15,000	15,632
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A1A, 5.893% 2043[3,5]	9,659	9,867
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A-4, 5.469% 2044[3,5]	1,609	1,613
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A-3, 5.901% 2049[3,5]	7,500	7,868
		389,545
Collateralized mortgage-backed (privately originated) 0.17%
Connecticut Avenue Securities, Series 2015-C01, Class 1-M-1, 1.699% 2025[3,5]	318	318
CS First Boston Mortgage Securities Corp., Series 2002-30, Class I-A-1, 7.50% 2032[5]	189	205
CS First Boston Mortgage Securities Corp., Series 2002-34, Class I-A-1, 7.50% 2032[5]	180	193
CS First Boston Mortgage Securities Corp., Series 2003-21, Class V-A-1, 6.50% 2033[5]	269	288
CS First Boston Mortgage Securities Corp., Series 2003-29, Class V-A-1, 7.00% 2033[5]	669	712
Freddie Mac, Series 2013-DN2, Class M-1, 1.649% 2023[3,5]	2,180	2,180
Freddie Mac, Series 2013-DN1, Class M-1, 3.599% 2023[3,5]	2,673	2,737
Freddie Mac, Series 2014-DN1, Class M-1, 1.199% 2024[3,5]	6,595	6,585
Freddie Mac, Series 2014-HQ2, Class M-1, 1.641% 2024[3,5]	3,778	3,791
Freddie Mac, Series 2014-HQ3, Class M-1, 1.849% 2024[3,5]	1,785	1,788
Paine Webber CMO, Series O, Class 5, 9.50% 2019[5]	22	23
		18,820
Total mortgage-backed obligations		1,642,896
Asset-backed obligations 7.27%
Aesop Funding II LLC, Series 2013-1A, Class A, 1.92% 2019[4,5]	8,360	8,341
Aesop Funding LLC, Series 2012-3A, Class A, 2.10% 2019[4,5]	10,000	10,046
Aesop Funding LLC, Series 2013-2A, Class A, 2.97% 2020[4,5]	15,190	15,586
Aesop Funding LLC, Series 2014-2A, Class A, 2.50% 2021[4,5]	12,500	12,542
Aesop Funding LLC, Series 2015-2-A, Class A, 2.63% 2021[4,5]	1,135	1,136
Ally Auto Receivables Trust, Series 2014-1, Class A3, 0.97% 2018[5]	20,500	20,484
American Express Credit Account Master Trust, Series 2014-4, Class A, 1.43% 2020[5]	4,370	4,386
AmeriCredit Automobile Receivables Trust, Series 2015-1, Class A-3, 1.26% 2019[5]	3,370	3,369
AmeriCredit Automobile Receivables Trust, Series 2014-4, Class A-3, 1.27% 2019[5]	1,260	1,249
Intermediate Bond Fund of America — Page 10 of 16

Bonds, notes & other debt instruments Asset-backed obligations (continued)	Principal amount (000)	Value (000)
Ares CLO Ltd., Series 2012-2-A, Class AR, CLO, 1.576% 2023[3,4,5]	$32,200	$32,125
Avant Loans Funding Trust, Series 2015-A, Class A, 4.00% 2021[4,5]	2,100	2,100
Babson CLO Ltd., Series 2012-2-A, Class A-1-R, CLO, 1.514% 2023[3,4,5]	12,760	12,761
Bank of the West Auto Trust, Series 2014-1, Class A-3, 1.09% 2019[4,5]	1,790	1,790
Black Diamond CLO Ltd., Series 2006-1-A, Class AD, CLO, 0.544% 2019[3,4,5]	11,970	11,820
California Republic Auto Receivables Trust, Series 2015-1, Class A-3, 1.33% 2019[5]	6,145	6,165
California Republic Auto Receivables Trust, Series 2015-1, Class A-4, 1.82% 2020[5]	10,000	10,091
Capital One Multi-asset Execution Trust, Series 2014-A5, Class A, 1.48% 2020[5]	4,890	4,916
Carlyle Global Market Strategies Commodities Fund, Series 2015-1A, Class A, 1.784% 2020[3,4,5,7]	55,000	55,004
Carlyle Global Market Strategies Commodities Fund, Series 2014-1A, Class A, 2.189% 2021[3,4,5,7]	20,245	20,243
CarMaxAuto Owner Trust, Series 2014-1, Class A-2, 0.47% 2017[5]	527	527
CarMaxAuto Owner Trust, Series 2014-1, Class A-3, 0.79% 2018[5]	5,090	5,083
CarMaxAuto Owner Trust, Series 2014-3, Class A-3, 1.16% 2019[5]	15,280	15,278
CarMaxAuto Owner Trust, Series 2014-4, Class A-3, 1.25% 2019[5]	4,200	4,193
CenterPoint Energy Transition Bond Co. III, LLC, Series 2008, Class A-1, 4.192% 2020[5]	462	472
Chase Issuance Trust, Series 2015-A-2, Class A, 1.59% 2020[5]	12,000	12,058
Chesapeake Funding LLC, Series 2014-1-A, Class A, 0.614% 2026[3,4,5]	2,160	2,157
Consumer Credit Origination Loan Trust, Series 2015-1, Class A, 2.82% 2021[4,5]	8,912	8,967
Dell Equipment Finance Trust, Series 2014-1, Class A2, 0.64% 2016[4,5]	2,744	2,742
Discover Card Execution Note Trust, Series 2014-A4, Class A4, 2.12% 2021[5]	9,315	9,433
Discover Card Execution Note Trust, Series 2015-A2, Class A, 1.90% 2022[5]	2,000	1,981
Drive Auto Receivables Trust, Series 2015-B-A, Class C, 2.76% 2021[4,5]	1,595	1,598
Drive Auto Receivables Trust, Series 2015-AA, Class C, 3.06% 2021[4,5]	800	803
Dryden Senior Loan Fund, Series 2012-23-RA, Class A-1-R, CLO, 1.539% 2023[3,4,5]	16,700	16,645
Enterprise Fleet Financing LLC, Series 2014-1, Class A2, 0.87% 2019[4,5]	4,753	4,748
Enterprise Fleet Financing LLC, Series 2014-2, Class A2, 1.05% 2020[4,5]	4,948	4,938
Enterprise Fleet Financing LLC, Series 2015-1, Class A2, 1.30% 2020[4,5]	8,000	7,962
Fifth Third Auto Trust, Series 2014-3, Class A3, 0.96% 2019[5]	2,445	2,443
Ford Credit Auto Owner Trust, Series 2014-B-A3, 0.90% 2018[5]	23,290	23,271
Ford Credit Auto Owner Trust, Series 2014-1-A, 2.26% 2025[4,5]	1,980	1,998
Ford Credit Auto Owner Trust, Series 2015-1 Class A, 2.12% 2026[4,5]	3,460	3,457
Ford Credit Auto Owner Trust, Series 2014-2-A, 2.31% 2026[4,5]	3,735	3,759
Ford Credit Auto Owner Trust, Series 2015-2, Class A, 2.44% 2027[4,5]	3,820	3,850
Ford Credit Floorplan Master Owner Trust, Series 2015-2, Class A-1, 1.98% 2022[5]	1,940	1,920
Green Tree Financial Corp., Series 1997-6, Class A-7, 7.14% 2029[5]	175	181
Hertz Fleet Lease Funding LP, Series 2014-1-A, 0.592% 2028[3,4,5]	8,721	8,728
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2013-1A, Class A-1, 1.12% 2017[4,5]	22,000	21,986
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2013-1A, Class A-2, 1.83% 2019[4,5]	32,000	31,769
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A, 2.73% 2021[5,7,8]	12,986	12,968
Honda Auto Receivables Owner Trust, Series 2014-3, Class A-3, 0.88% 2018[5]	22,245	22,219
Honda Auto Receivables Owner Trust, Series 2014-4, Class A-3, 0.99% 2018[5]	3,740	3,735
Hyundai Auto Receivables Trust, Series 2014-A, Class A2, 0.46% 2017[5]	229	229
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A-3, 4.35% 2040[5]	2,018	2,083
Magnetite CLO Ltd. Series 2012-6-A, Class A-R, 1.534% 2023[3,4,5]	6,320	6,310
Marine Park CLO Ltd., Series 2012-1-A, Class A1-AR, CLO, 1.604% 2023[3,4,5]	30,000	30,002
Mercedes-Benz Auto Receivables Trust, Series 2014-1, Class A3, 0.87% 2018[5]	26,260	26,204
Mountain View Funding, Series 2006-1-A, Class A-1, CLO, 0.549% 2019[3,4,5]	11,086	11,039
Octagon Investment Partners XII Ltd., Series 2012-1AR, Class AR, CLO, 1.549% 2023[3,4,5]	23,738	23,661
Octagon Investment Partners XV Ltd., Series 2013-1A, Class A, CLO, 1.577% 2025[3,4,5]	50,000	49,613
Option One Mortgage Loan Trust, Series 2007-FXD2, Class II-A-6, 5.68% 2037[3,5]	1,156	1,070
Option One Mortgage Loan Trust, Series 2007-FXD2, Class II-A-3, 5.715% 2037[3,5]	3,032	2,787
Santander Drive Auto Receivables Trust, Series 2014-4, Class A3, 1.08% 2018[5]	4,720	4,716
Santander Drive Auto Receivables Trust, Series 2013-1, Class C, 1.76% 2019[5]	14,763	14,788
Intermediate Bond Fund of America — Page 11 of 16

Bonds, notes & other debt instruments Asset-backed obligations (continued)	Principal amount (000)	Value (000)
Santander Drive Auto Receivables Trust, Series 2013-3, Class C, 1.81% 2019[5]	$10,000	$10,017
Santander Drive Auto Receivables Trust, Series 2014-4, Class B, 1.82% 2019[5]	13,000	13,074
Santander Drive Auto Receivables Trust, Series 2014-2, Class C, 2.33% 2019[5]	17,600	17,696
Santander Drive Auto Receivables Trust, Series 2013-A, Class C, 3.12% 2019[4,5]	885	900
Santander Drive Auto Receivables Trust, Series 2014-3, Class C, 2.13% 2020[5]	10,050	10,104
Santander Drive Auto Receivables Trust, Series 2014-1, Class C, 2.36% 2020[5]	14,705	14,809
Santander Drive Auto Receivables Trust, Series 2014-4, Class C, 2.60% 2020[5]	18,130	18,275
Santander Drive Auto Receivables Trust, Series 2013-4, Class C, 3.25% 2020[5]	17,510	17,842
Santander Drive Auto Receivables Trust, Series 2015-2, Class C, 2.44% 2021[5]	16,140	16,079
Santander Drive Auto Receivables Trust, Series 2015-3, Class C, 2.74% 2021[5]	10,725	10,746
Toyota Auto Receivables Owner Trust, Series 2014-B, Class A3, 0.76% 2018[5]	6,750	6,750
Volkswagen Auto Loan Enhanced Trust, Series 2014-2, Class A-3 0.95% 2019[5]	5,500	5,471
World Financial Network Credit Card Master Note Trust, Series 2015-B, Class A, 2.55% 2024[5]	2,000	2,000
World Omni Auto Receivables Trust, Series 2014-B, Class A-3, 1.14% 2020[5]	2,825	2,818
		795,106
Bonds & notes of governments & government agencies outside the U.S. 1.46%
Bermuda Government 5.603% 2020	9,194	10,205
Bermuda Government 5.603% 2020[4]	7,000	7,770
Bermuda Government 4.854% 2024[4]	5,275	5,526
Caisse d’Amortissement de la Dette Sociale 3.375% 2024[4]	9,090	9,711
Chilean Government 3.875% 2020	5,000	5,376
Finland (Republic of) 1.25% 2015[4]	10,000	10,011
Indonesia (Republic of) 4.125% 2025[4]	10,000	9,600
Lithuania (Republic of) 7.375% 2020	15,000	18,002
Netherlands Government 1.00% 2017	10,000	10,039
Polish Government 5.00% 2015	8,000	8,051
Polish Government 6.375% 2019	2,825	3,269
Polish Government 3.00% 2023	10,000	10,000
Spanish Government 4.00% 2018[4]	20,000	21,162
United Mexican States Government Global, Series A, 4.00% 2023	16,000	16,280
United Mexican States Government Global 3.60% 2025	15,000	14,738
		159,740
Federal agency bonds & notes 1.27%
CoBank, ACB 0.886% 2022[3,4]	935	881
Fannie Mae 1.625% 2015	20,000	20,035
Fannie Mae 0.50% 2016	14,630	14,635
Fannie Mae 1.875% 2018	25,110	25,628
Fannie Mae, Series 2014-M2, Class A2, multifamily 3.513% 2023[3,5]	6,405	6,797
Federal Agricultural Mortgage Corp. 5.125% 2017[4]	1,070	1,143
Federal Home Loan Bank 5.375% 2016	1,420	1,492
Federal Home Loan Bank 1.75% 2018	25,000	25,384
Freddie Mac 0.75% 2018	10,000	9,954
Freddie Mac 1.25% 2019	25,000	24,732
Freddie Mac, Series K036, Class A2, multifamily 3.527% 2023[3,5]	6,360	6,748
Freddie Mac, Series K043, Class A2, multifamily 3.062% 2024[5]	2,000	2,037
		139,466
Intermediate Bond Fund of America — Page 12 of 16

Bonds, notes & other debt instruments Municipals 0.31%	Principal amount (000)	Value (000)
State of Florida, Hurricane Catastrophe Fund Fin. Corp., Rev. Bonds, Series 2013-A, 2.995% 2020	$10,825	$11,018
State of New Jersey, Transportation Trust Fund Auth., Transportation System Rev. Ref. Bonds, Series 2013-B, 1.758% 2018	7,500	7,363
State of Washington, Energy Northwest, Columbia Generating Station Electric Rev. Bonds, Series 2012-E, 2.197% 2019	5,500	5,557
State of Washington, Energy Northwest, Columbia Generating Station Electric Rev. Bonds, Series 2015-B, 2.814% 2024	10,000	9,864
		33,802
Total bonds, notes & other debt instruments (cost: $10,697,610,000)		10,732,262
Preferred securities 0.03% U.S. government agency securities 0.03%	Shares
CoBank, ACB, Class E, noncumulative[4]	4,000	2,790
Total preferred securities (cost: $3,985,000)		2,790
Short-term securities 8.78%	Principal amount (000)
Apple Inc. 0.11% due 10/7/2015–10/26/2015[4]	$ 45,000	44,991
CAFCO, LLC 0.20% due 9/23/2015	30,000	29,997
Caterpillar Financial Services Corp. 0.12% due 9/2/2015	50,000	50,000
Chariot Funding, LLC 0.30%–0.39% due 10/29/2015–12/8/2015[4]	88,300	88,223
Coca-Cola Co. 0.26% due 12/3/2015[4]	16,800	16,793
ExxonMobil Corp. 0.11% due 9/22/2015	50,000	49,996
Fannie Mae 0.15%–0.24% due 11/3/2015–1/25/2016	131,800	131,758
Federal Home Loan Bank 0.08%–0.20% due 9/25/2015–12/4/2015	359,200	359,137
General Electric Capital Corp. 0.26% due 9/2/2015	19,900	19,900
Microsoft Corp. 0.12% due 10/8/2015[4]	32,500	32,497
National Rural Utilities Cooperative Finance Corp. 0.11% due 9/17/2015	35,500	35,498
PepsiCo Inc. 0.11% due 9/23/2015[4]	50,000	49,997
Regents of the University of California 0.15% due 10/19/2015	27,500	27,496
U.S. Treasury Bills 0.14% due 12/17/2015	25,000	24,997
Total short-term securities (cost: $961,163,000)		961,280
Total investment securities 106.89% (cost: $11,662,758,000)		11,696,332
Other assets less liabilities (6.89)%		(754,284)
Net assets 100.00%		$10,942,048
Intermediate Bond Fund of America — Page 13 of 16

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $3,581,542,000.
Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized (depreciation) appreciation at 8/31/2015 (000)
Pay	LCH.Clearnet	3-month USD-LIBOR	0.317%	9/17/2015	$920,000	$(9)
Pay	LCH.Clearnet	3-month USD-LIBOR	0.7865	10/6/2016	175,000	(394)
Pay	LCH.Clearnet	3-month USD-LIBOR	0.6425	10/30/2016	10,000	(5)
Pay	LCH.Clearnet	3-month USD-LIBOR	0.9195	2/11/2017	100,000	(314)
Pay	LCH.Clearnet	3-month USD-LIBOR	0.767	4/17/2017	100,000	(11)
Receive	LCH.Clearnet	3-month USD-LIBOR	0.8975	7/1/2017	45,000	52
Receive	LCH.Clearnet	3-month USD-LIBOR	0.8875	7/2/2017	237,000	232
Receive	LCH.Clearnet	3-month USD-LIBOR	0.827	7/10/2017	90,000	(21)
Receive	LCH.Clearnet	3-month USD-LIBOR	0.924	7/15/2017	400,000	584
Receive	LCH.Clearnet	3-month USD-LIBOR	0.874	9/2/2017	400,000	(148)
Receive	LCH.Clearnet	3-month USD-LIBOR	1.515	6/4/2019	150,000	744
Receive	LCH.Clearnet	3-month USD-LIBOR	1.732	6/27/2019	125,000	1,579
Receive	LCH.Clearnet	3-month USD-LIBOR	1.7075	7/1/2019	60,000	699
Receive	LCH.Clearnet	3-month USD-LIBOR	1.814	7/29/2019	125,000	1,915
Receive	LCH.Clearnet	3-month USD-LIBOR	1.821	7/31/2019	112,000	1,752
Receive	LCH.Clearnet	3-month USD-LIBOR	1.799	8/8/2019	120,000	1,747
Receive	LCH.Clearnet	3-month USD-LIBOR	1.7725	8/11/2019	127,000	1,708
Receive	LCH.Clearnet	3-month USD-LIBOR	1.773	8/11/2019	123,000	1,657
Receive	LCH.Clearnet	3-month USD-LIBOR	1.742	8/12/2019	60,000	737
Receive	LCH.Clearnet	3-month USD-LIBOR	1.9225	9/25/2019	92,000	1,724
Receive	LCH.Clearnet	3-month USD-LIBOR	1.675	10/30/2019	25,000	210
Receive	LCH.Clearnet	3-month USD-LIBOR	1.785	11/14/2019	50,000	624
Receive	LCH.Clearnet	3-month USD-LIBOR	1.785	1/2/2020	96,000	1,113
Receive	LCH.Clearnet	3-month USD-LIBOR	1.5405	1/15/2020	50,000	48
Receive	LCH.Clearnet	3-month USD-LIBOR	1.477	1/30/2020	150,000	(315)
Receive	LCH.Clearnet	3-month USD-LIBOR	1.472	2/6/2020	20,000	(52)
Receive	LCH.Clearnet	3-month USD-LIBOR	1.6715	2/13/2020	100,000	588
Receive	LCH.Clearnet	3-month USD-LIBOR	1.663	2/17/2020	45,000	243
Receive	LCH.Clearnet	3-month USD-LIBOR	1.7615	2/19/2020	58,000	559
Receive	LCH.Clearnet	3-month USD-LIBOR	1.638	2/27/2020	30,000	123
Receive	LCH.Clearnet	3-month USD-LIBOR	1.6115	3/23/2020	150,000	362
Receive	LCH.Clearnet	3-month USD-LIBOR	1.4213	4/21/2020	150,000	(1,034)
Receive	LCH.Clearnet	3-month USD-LIBOR	1.654	6/1/2020	40,000	106
Receive	LCH.Clearnet	3-month USD-LIBOR	1.818	6/5/2020	100,000	1,013
Receive	LCH.Clearnet	3-month USD-LIBOR	1.8315	6/10/2020	120,000	1,278
Receive	LCH.Clearnet	3-month USD-LIBOR	1.86	6/19/2020	150,000	1,773
Receive	LCH.Clearnet	3-month USD-LIBOR	1.872	6/30/2020	32,200	396
Receive	LCH.Clearnet	3-month USD-LIBOR	1.76327	7/1/2020	92,000	649
Receive	LCH.Clearnet	3-month USD-LIBOR	1.7735	7/1/2020	29,800	224
Pay	LCH.Clearnet	3-month USD-LIBOR	1.785	3/27/2022	36,000	282
Receive	LCH.Clearnet	3-month USD-LIBOR	1.7585	3/27/2022	36,000	(342)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.6045	7/29/2024	75,000	(2,655)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.683	8/4/2024	26,000	(1,085)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.7445	8/4/2024	50,000	(2,342)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.421	10/30/2024	34,000	(645)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.491	11/14/2024	30,000	(734)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.0255	2/10/2025	75,000	1,307
Pay	LCH.Clearnet	3-month USD-LIBOR	2.043	2/10/2025	28,000	445
Pay	LCH.Clearnet	3-month USD-LIBOR	2.146	2/17/2025	35,000	248
Intermediate Bond Fund of America — Page 14 of 16

Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized (depreciation) appreciation at 8/31/2015 (000)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.1955%	3/4/2025	$75,000	$218
Pay	LCH.Clearnet	3-month USD-LIBOR	2.268	5/26/2025	7,000	(13)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.4575	7/2/2025	22,000	(404)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.3495	7/31/2025	50,000	(415)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.20311	9/2/2025	75,000	449
Pay	LCH.Clearnet	3-month USD-LIBOR	3.34	6/27/2044	70,000	(9,096)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.206	7/31/2044	28,000	(2,867)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.238	8/8/2044	30,000	(3,261)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.035	10/30/2044	1,000	(67)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.7045	1/2/2045	41,000	150
Pay	LCH.Clearnet	3-month USD-LIBOR	2.454	1/15/2045	24,000	1,362
Pay	LCH.Clearnet	3-month USD-LIBOR	2.362	3/23/2045	22,750	1,744
Pay	LCH.Clearnet	3-month USD-LIBOR	2.94625	7/1/2045	11,500	(546)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.9025	7/2/2045	7,000	(267)
Receive	LCH.Clearnet	3-month USD-LIBOR	2.6915	8/6/2045	3,000	(21)
						$3,581
Credit default swaps

The fund has entered into a credit default swap as shown in the following table. The average month-end notional amount of credit default swaps while held was $300,000,000.
Centrally cleared credit default swaps on credit indices — buy protection
Referenced index	Clearinghouse	Pay fixed rate	Expiration date	Notional (000)	Unrealized appreciation at 8/31/2015 (000)
CDX North American Investment Grade Index Series 24	International Exchange, Inc.	1.00%	6/20/2020	$300,000	$1,817

[1]	A portion of this security was pledged as collateral. The total value of pledged collateral was $50,210,000, which represented .46% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Coupon rate may change periodically.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,306,419,000, which represented 11.94% of the net assets of the fund.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Purchased on a TBA basis.
[7]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $88,215,000, which represented .81% of the net assets of the fund.
[8]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.

Private placement security	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A, 2.73% 2021	4/7/2015	$12,985	$12,968.12%

Intermediate Bond Fund of America — Page 15 of 16

Key to abbreviations
Auth. = Authority
Fin. = Finance
Ref. = Refunding
Rev. = Revenue
TBA = To be announced
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-023-1015O-S49148	Intermediate Bond Fund of America — Page 16 of 16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Intermediate Bond Fund of America:

We have audited the accompanying statement of assets and liabilities of Intermediate Bond Fund of America (the “Fund”), including the summary schedule of investments, as of August 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the five years in the period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedule of investments in securities as of August 31, 2015 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedule of investments in securities are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedule of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule of investments in securities, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and schedule of investments in securities referred to above present fairly, in all material respects, the financial position of Intermediate Bond Fund of America as of August 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

October 12, 2015

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERMEDIATE BOND FUND OF AMERICA

By /s/ Mark A. Brett
Mark A. Brett, President and Principal Executive Officer

Date: October 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Mark A. Brett
Mark A. Brett, President and Principal Executive Officer

Date: October 30, 2015

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: October 30, 2015